UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.           )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Nuveen Churchill Private Capital Income Fund
375 Park Avenue, 9th Floor
New York, New York 10152
April 11, 2025
Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Nuveen Churchill Private Capital Income Fund (the “Fund”) to be held on May 29, 2025 at 11:30 a.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be held in a virtual meeting format only. You can participate in the Annual Meeting, vote and submit questions via live audio webcast by visiting www.virtualshareholdermeeting.com/PCAP2025 and entering your control number on your proxy card or voting instruction form.
Your vote is very important! Your immediate response will help avoid potential delays and may save the Fund significant additional expenses associated with soliciting shareholder votes.
The Notice of the Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:
1.to elect six members of the Fund's board of trustees to serve until the 2026 annual meeting of shareholders and until their respective successors are duly elected and qualified;
2.to approve the Fourth Amended and Restated Bylaws of the Fund to change the quorum requirement from one-third of outstanding common shares to a majority of outstanding common shares to hold a meeting of shareholders; and
3.to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
The Board unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.
The Fund has elected to provide access to its proxy materials to its shareholders over the Internet under the Securities and Exchange Commission’s (the “SEC”) “notice and access” rules. On or about April 11, 2025, the Fund intends to mail to its shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement and annual report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) and how to submit proxies over the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how you may request from us, free of charge, hard copies of the proxy statement, the proxy card and the Annual Report. The Fund believes that providing its proxy materials over the Internet will expedite shareholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.
It is important that your shares of the Fund’s common shares of beneficial interest, par value $0.01 per share, be represented at the Annual Meeting. If you are unable to attend the Annual Meeting, I encourage you to vote your proxy on the Internet or by telephone by following the instructions provided on the Notice of Internet Availability of Proxy Materials. Your vote and participation in the governance of the Fund are very important.

Sincerely yours,
Kenneth Kencel
President and Chief Executive Officer

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
375 Park Avenue, 9th Floor
New York, New York 10152
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 29, 2025
To the Shareholders of Nuveen Churchill Private Capital Income Fund:
NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of Nuveen Churchill Private Capital Income Fund (“Shareholders”), a Delaware statutory trust (the “Fund”), will be held on May 29, 2025 at 11:30 a.m. Eastern Time (the “Annual Meeting”). The Annual Meeting will be held in a virtual meeting format only, and will be conducted via live audio webcast. It is important to note that Shareholders have the same rights and opportunities by participating in the virtual meeting as they would if attending an in-person meeting. You will be able to participate in the Annual Meeting, vote and submit your questions via live audio webcast by visiting www.virtualshareholdermeeting.com/PCAP2025. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying proxy statement under the heading “How do I attend and vote at the Annual Meeting.”
The Annual Meeting is being held for the following purposes:
1.to elect six members of the Fund's board of trustees (the “Board”) to serve until the 2026 annual meeting of shareholders and until their respective successors are duly elected and qualified;
2.to approve the Fourth Amended and Restated Bylaws of the Fund to change the quorum requirement from one-third of outstanding common shares to a majority of outstanding common shares to hold a meeting of Shareholders; and
3.to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
The Board has fixed the close of business on March 31, 2025 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.
Important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 29, 2025. The Fund’s proxy statement, the proxy card, and the Fund’s annual report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) are available at www.virtualshareholdermeeting.com/PCAP2025 and www.proxyvote.com. This proxy statement and the Annual Report also can be found on our website at www.nuveen.com/pcap under the “SEC Filings” tab or the SEC’s EDGAR website at www.sec.gov.
Your vote is important regardless of the number of shares that you own. If you are unable to participate in the Annual Meeting, we encourage you to vote your proxy on the Internet or by telephone by following the instructions provided on the Notice of Internet Availability of Proxy Materials. You may also request from us, free of charge, hard copies of the proxy statement and proxy card for the Fund by following the instructions on the Notice of Internet Availability of Proxy Materials.
By Order of the Board of Trustees,
John McCally
Vice President and Secretary
April 11, 2025

This is an important meeting. To ensure proper representation at the Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or by telephone, or request, complete, sign, date and return a proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or subsequently executed proxy, or by attending the Annual Meeting and voting virtually. Instructions on how to vote while participating at the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/PCAP2025.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
375 Park Avenue, 9th Floor
New York, New York 10152
ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 29, 2025
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
What is the date of the Annual Meeting and where will it be held?
The annual meeting (the “Annual Meeting”) of shareholders of Nuveen Churchill Private Capital Income Fund (“Shareholders”), which is sometimes referred to in this proxy statement as “we,” “us,” “our,” or the “Fund,” will be held in a virtual meeting format only on May 29, 2025. You will be able to participate in the Annual Meeting, vote and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/PCAP2025.
What will I be voting on at the Annual Meeting?
At the Annual Meeting, holders of each class of the Fund’s common shares of beneficial interest (each, a “Shareholder”) will be asked to vote on the following proposals:
1.to elect each of Kenneth Kencel, William Huffman, Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith to the Fund's board of trustees (the “Board”) for a one-year term, expiring at the 2026 annual meeting of shareholders and until their respective successor is duly elected and qualified;
2.to approve the Fourth Amended and Restated Bylaws of the Fund (the “Amended Bylaws”) to change the quorum requirement from one-third of outstanding common shares to a majority of outstanding common shares to hold a meeting of Shareholders; and
3.to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
Who can vote at the Annual Meeting?
Only Shareholders of record as of the close of business on March 31, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.
How many votes do I have?
Shareholders are entitled to one vote for each share held as of the Record Date.
How do I attend and vote at the Annual Meeting?
The Fund will be hosting the Annual Meeting live via audio webcast. Any Shareholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/PCAP2025. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
Attending the Annual Meeting Virtually. The Fund will be hosting the Annual Meeting live via webcast. Any Shareholder can participate in the Annual Meeting live online at www.virtualshareholdermeeting.com/PCAP2025. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/PCAP2025.
•If you encounter any difficulties while accessing the virtual Annual Meeting during the check-in or Annual Meeting time, a technical assistance phone number will be made available on the virtual registration page 15 minutes prior to the start of the Annual Meeting.
•Webcast starts at 11:30 a.m., Eastern Time.
•You will need your control number located on your proxy card to enter the Annual Meeting.

•Shareholders may submit questions while attending the Annual Meeting via the Internet.
To attend and participate in the Annual Meeting, you will need the control number located on your Notice of Internet Availability of Proxy Materials. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Fund will have technicians ready to assist with any technical difficulties that Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
Voting by Proxy through the Internet.   You may authorize a proxy through the Internet using the web address included in your Notice of Internet Availability of Proxy Materials. Authorizing a proxy through the internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the Internet link.
Voting by Proxy by Telephone.   You may authorize a proxy by telephone by using the telephone number included in your Notice of Internet Availability of Proxy Materials and following the instructions provided in your Notice of Internet Availability of Proxy Materials. Authorizing a proxy by telephone requires you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call.
Voting by Proxy through the Mail. You may also request from us, free of charge, hard copies of the proxy statement and proxy card for the Fund by following the instructions on the Notice of Internet Availability of Proxy Materials. When voting by proxy and mailing your proxy card, you are required to:
•indicate your instructions on the proxy card;
•date and sign the proxy card;
•mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on May 28, 2025.
Does the Board recommend voting for Proposals 1 and 2?
Yes. The Board unanimously recommends that you vote “FOR” each of the proposals.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on May 29, 2025 at 11:30 a.m., Eastern Time. The Annual Meeting will be held in a virtual meeting format only, and will be conducted via live audio webcast. Only holders of record of our common shares of beneficial interest (the “Common Shares”) as of the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, we had 940,627 Class S shares of beneficial interest, 861,696 Class D shares of beneficial interest, 35,134,307 Class I shares of beneficial interest outstanding and entitled to vote. This proxy statement (the “Proxy Statement”) is being provided to the Shareholders via the Internet on April 11, 2025. In addition, a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and annual report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) and how to submit proxies over the Internet or by telephone are being sent to our Shareholders of record on or about April 11, 2025. The Annual Report and this Proxy Statement both can be accessed online at www.virtualshareholdermeeting.com/PCAP2025 and www.proxyvote.com.
All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Fund (and not revoked) prior to the Annual Meeting, the Common Shares represented by the proxy will be voted FOR the election of six members of the Board to serve until the 2026 annual meeting of shareholders and until their respective successors are duly elected and qualified, and FOR the approval of the Amended Bylaws to change the quorum requirement from one-third of outstanding Common Shares to a majority of outstanding Common Shares to hold a meeting of Shareholders. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted.
Voting Rights
Holders of our Common Shares are entitled to one vote for each Common Share held as of the Record Date.
The Annual Meeting is being held for the following purposes:
1.to elect six members of the Board to serve until the 2026 annual meeting of shareholders and until their respective successors are duly elected and qualified;
2.to approve the Amended Bylaws to change the quorum requirement from one-third of outstanding Common Shares to a majority of outstanding Common Shares to hold a meeting of Shareholders; and
3.to transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.
Record Date
The Board has fixed the close of business on March 31, 2025 as the Record Date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 36,936,630 Common Shares outstanding, comprised of 940,627 Class S shares of beneficial interest, 861,696 Class D shares of beneficial interest, and 35,134,307 Class I shares of beneficial interest.
Quorum Required
One-third of the outstanding Common Shares (without regard to class) entitled to vote at the Annual Meeting must be present or represented by proxy at the Annual Meeting to have a quorum. If you have properly voted by proxy via Internet, telephone or mail, you will be considered part of the quorum. Abstentions will be treated as shares present for determining whether a quorum is established.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 1 – To elect six members of the Board to serve until the 2026 annual meeting of shareholders and until their respective successors are duly elected and qualified.	Affirmative vote of a plurality of the votes cast at the Annual Meeting virtually or by proxy, meaning votes cast for such nominee’s election must exceed the votes withheld from such nominee’s election.	No	Abstentions and "broker non-votes" will not be included in determining the number of votes cast and, as a result, will not affect the outcome.
Proposal 2 – To approve the Amended Bylaws to change the quorum requirement from one-third of outstanding Common Shares to a majority of outstanding Common Shares to hold a meeting of Shareholders	Affirmative vote of a majority of the votes cast at the Annual Meeting virtually or by proxy, meaning votes cast in favor of the proposal must exceed the votes against.	No	Abstentions and "broker non-votes" will not be included in determining the number of votes cast and, as a result, will not affect the outcome.

Voting
You may vote at the Annual Meeting by using the virtual control number contained in the Notice of Internet Availability of Proxy Materials or by proxy in accordance with the instructions provided below. You also may authorize a proxy through the Internet or by telephone using the web address or telephone number, as applicable, included in your Notice of Internet Availability of Proxy Materials. These options require you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on the proposals. You will have an opportunity to review your voting instructions and make any necessary changes before submitting your voting instructions and terminating the telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming your voting instructions prior to submission, will also receive an e-mail confirming your instructions upon request. When voting by proxy and mailing your proxy card, you are required to:
•indicate your instructions on the proxy card;
•date and sign the proxy card;
•mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on May 28, 2025.
If your Common Shares are held in street name, these proxy materials are being forwarded to you by your account holder, along with voting instructions. As the beneficial owner, you have the right to direct your account holder how to vote your Common Shares, and the account holder is required to vote your Common Shares in accordance with your instructions. Your broker cannot vote your Common Shares on your behalf without your instructions. A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding Common Shares on behalf of a beneficial owner votes on some matters on the proxy card, but not on other matters, because the broker has not received voting instructions from the beneficial owner on a particular proposal and does not have discretionary authority (or declines to exercise discretionary authority) to vote the Common Shares on such proposal. Brokers, banks and other nominees will not have discretionary authority to vote on Proposal 1 or Proposal 2. Therefore, the Fund does not expect any broker non-votes at the Annual Meeting. In addition, as the beneficial owner of our Common Shares, you are entitled to participate in the Annual Meeting. If you are a beneficial owner, however, you may not vote your Common Shares at the Annual Meeting unless you obtain a legal proxy executed in your favor from the account holder of your Common Shares.
You may receive more than one proxy statement and proxy card or voting instructions form if your Common Shares are held through more than one account (e.g., through different account holders). Each proxy card or voting instructions form only covers those Common Shares held in the applicable account. If you hold Common Shares in more than one account, you must provide voting instructions as to all your accounts to vote all your Common Shares.
Important notice regarding the availability of proxy materials for the Annual Meeting. This Proxy Statement, the proxy card, and the Annual Report are available at www.virtualshareholdermeeting.com/PCAP2025 and www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.

If you plan to attend the Annual Meeting and vote your Common Shares virtually, you will need your control number located on your Notice of Internet Availability of Proxy Materials in order to be admitted to the Annual Meeting.
Quorum and Adjournment
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of one-third of the Common Shares outstanding on the Record Date, without regard to class, will constitute a quorum.
If a quorum is not present at the Annual Meeting, the Chairman will have the authority to adjourn the Annual Meeting to a date not more than 120 days after the original record date, without notice and without the vote or approval of the Shareholders, until a quorum is present.
Proxies for the Annual Meeting
The named proxies for the Annual Meeting are Kenneth Kencel, Shai Vichness, and John McCally (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.
Expenses of Soliciting Proxies
The Fund will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the Internet and the cost of mailing the Notice of Internet Availability of Proxy Materials and any requested proxy materials to the Shareholders. The Fund has engaged Broadridge Financial Solutions, Inc., an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The cost of Broadridge’s services with respect to the solicitation of proxies for the Annual Meeting is estimated to be approximately $26,709, plus reasonable out-of-pocket expenses.
Revocability of Proxies
A Shareholder may revoke any proxy that is not irrevocable by attending the Annual Meeting and voting virtually or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Fund. Shareholders have no appraisal or dissenters’ rights in connection with the proposals described herein.
Contact Information for Proxy Solicitation
You can contact us by mail sent to the attention of the Vice President and Secretary of the Fund, John McCally, at our principal executive offices located at 375 Park Avenue, 9th Floor, New York, New York 10152. You can call us by dialing (212) 478-9200. You can access our proxy materials online at www.virtualshareholdermeeting.com/PCAP2025 and www.proxyvote.com.
Notice of Internet Availability of Proxy Materials

In accordance with regulations promulgated by the SEC, the Fund has made this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the Annual Report available to Shareholders on the Internet. Shareholders may (i) access and review the Fund’s proxy materials, (ii) authorize their proxies, as described in “Voting” above and/or (iii) elect to receive future proxy materials by electronic delivery via the Internet address provided below.
This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available at www.virtualshareholdermeeting.com/PCAP2025 and www.proxyvote.com.
Electronic Delivery of Proxy Materials
Pursuant to the rules adopted by the SEC, the Fund furnishes proxy materials by email to those Shareholders who have elected to receive their proxy materials electronically. While the Fund encourages Shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, Shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of Common Shares held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth certain information with respect to the beneficial ownership of our Common Shares, according to information furnished to us by such persons or publicly available filings, as of the Record Date by: (1) each trustee nominee of the Board; (2) the Fund’s executive officers; (3) the executive officers and trustees as a group; and (4) each person known to us to beneficially own 5% or more of our outstanding Common Shares. Ownership information for those persons who beneficially own 5% or more of the outstanding Shares is based upon filings by such persons with the SEC and other information obtained from such persons. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The percentage ownership is based on 36,936,630 Common Shares outstanding as of the Record Date. The number of Common Shares held by beneficial owners of 5% or more of our outstanding Common Shares is as of the date of the applicable SEC filing made by those owners (unless otherwise noted). To our knowledge, except as indicated in the footnotes to the table, each of the Shareholders listed below has sole voting and/or investment power with respect to our Common Shares beneficially owned by such Shareholder.

	Amount and Nature of Beneficial Ownership			Percentage of Class Outstanding
Name and Address	Class S	Class D	Class I
5% Owners
Teachers Insurance and Annuity Association of America (1)	—	—	4,035,125	11%
Interested Trustees
Kenneth Kencel (2)	—	—	10,085	*
William Huffman	—	—	—	—
Independent Trustees
Stephen Potter (3)	—	—	12,057	*
James Ritchie (4)	—	—	23,891	*
Dee Dee Sklar (5)	—	—	2,232	*
Sarah Smith	—	—	—	—
Executive Officers
Shai Vichness	—	—	—	—
Charmagne Kukulka	—	—	—	—
John McCally	—	—	—	—
Marissa Hassen	—	—	—	—
All officers and trustees as a group (10 persons) (6)	—	—	48,265	*
________________________
*    Less than 1%
(1)    The address of Teachers Insurance and Annuity Association of America (“TIAA”) is 730 Third Avenue, New York, NY 10017. TIAA holds (i) 2,260,560 Class I shares directly, (ii) 1,087,107 indirectly through a private fund managed by Churchill in which TIAA is the sole investor, and (iii) 687,458 indirectly through a private fund that TIAA controls. In connection with our formation, on March 30, 2022, the Fund issued and sold 40 Class I shares to TIAA, for an aggregate purchase price of $1,000. In addition, on March 31, 2022, prior to the Fund’s election to be regulated as a business development company (“BDC”) under the 1940 Act, TIAA contributed certain portfolio investments to the Fund and NCPIF SPV I LLC in the amount of $296,231,000 (fair value as of March 31, 2022). In connection therewith, the Fund issued to TIAA 10,540,000 shares of the Class I shares at $25.00. Class I shares owned by TIAA are subject to additional restrictions. TIAA may submit its Class I shares for repurchase beginning on March 31, 2027. The total amount of repurchases of TIAA shares eligible for redemption will be limited to no more than 1.67% of the Fund’s aggregate net asset value (“NAV”) per calendar quarter; provided that, if in any quarter the total amount of aggregate repurchase requests of all classes of beneficial interest does not exceed the overall share repurchase plan limits of 5% of the aggregate NAV per calendar quarter, the above redemption limits on the TIAA shares will not apply to that quarter and TIAA will be entitled to redeem up to the overall share repurchase plan limits. Notwithstanding the foregoing, TIAA may sell a portion of its Class I Shares to unaffiliated investors in reliance upon an exemption from registration under the Securities Act.
(2)     Mr. Kencel holds all of his Class I shares indirectly: (i) 5,042.356 Class I shares are held through a trust; and (ii) 5,042.356 Class I shares are held through a trust, pursuant to which Mr. Kencel's spouse retains sole voting and dispositive power.
(3)    Mr. Potter holds all of his Class I shares indirectly through a trust.
(4)    Mr. Ritchie holds 11,945.283 Class I shares directly. Mr. Ritchie may also be deemed to beneficially own 11,945.283 Class I shares indirectly by virtue of his wife's ownership of such shares.
(5)    Ms. Sklar holds all of her Class I shares indirectly through a joint account, pursuant to which she has shared voting and dispositive power.
(6)    The address for each of the trustees and executive officers of the Fund is c/o Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152.

PROPOSAL 1: ELECTION OF TRUSTEE NOMINEES
The Board currently consists of six trustees: Kenneth Kencel, William Huffman, Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith. At the Annual Meeting, Shareholders are being asked to consider the election of each of Kenneth Kencel, William Huffman, Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith. Each of Kenneth Kencel, William Huffman, Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith have been nominated for election by the Board to serve a one-year term until the 2026 annual meeting of shareholders and until their respective successor is duly elected and qualified. Each trustee nominee has agreed to serve as a trustee if re-elected at the Annual Meeting and has consented to being named as a nominee in this Proxy Statement.
A Shareholder can vote “for,” “withhold authority” or abstain from voting his, her or its vote from the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the trustee nominees named below in accordance with the recommendation of the Board. If any of the trustee nominees should decline or be unable to serve as a trustee, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating and Corporate Governance Committee (the “Nominating Committee”). The Board has no reason to believe that any of the persons named as trustee nominees will be unable or unwilling to serve.
Required Vote
Each trustee nominee will be elected to the Board if the votes cast for such nominee's election exceed the votes withheld from such nominee’s election. If a Shareholder votes to “withhold authority” with respect to a nominee, the shares will not be voted with respect to the person indicated. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposal 1. There will be no cumulative voting with respect to Proposal 1.
Information about the Trustee Nominees and Trustees
Set forth below is information regarding Messrs. Kencel, Huffman, Potter and Ritchie and Mses. Sklar and Smith, who are being nominated for election as trustees of the Fund by the Shareholders at the Annual Meeting. Messrs. Kencel, Huffman, Potter and Ritchie and Mses. Sklar and Smith are not being proposed for election pursuant to any agreement or understanding between any of Messrs. Kencel, Huffman, Potter and Ritchie and Mses. Sklar and Smith, on the one hand, and the Fund or any other person or entity, on the other hand.
The information below includes specific information about each trustee’s experience, qualifications, attributes or skills that led the Board to the conclusion that the individual is qualified to serve on the Board, in light of the Fund’s business and structure. There were no legal proceedings of the type described in Item 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our trustee nominees or officers, and none are currently pending.
Mr. Kencel is an “interested person” (as defined in the 1940 Act) of the Fund due to his position as the Chief Executive Officer and President of the Fund and Chief Executive Officer and President of Churchill. Mr. Huffman is an “interested person” (as defined in the 1940 Act) of the Fund due to his position as the Chief Executive Officer of Nuveen, LLC (“Nuveen”), the parent company of Churchill. The Board has determined that each of Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith is not an “interested person” (as defined in the 1940 Act) of the Fund.

Name, Address and Age(1)	Position(s) held within the Fund	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served	Number of Companies in Fund Complex Overseen by Trustee or Nominee for Trustee (2)	Other Directorships Held by Trustee or Nominee for Trustee
Interested Trustees
Kenneth Kencel, 66	Chief Executive Officer, President, Trustee and Chairman	Chief Executive Officer and President of Churchill, the Fund, NC SLF Inc. and Nuveen Churchill Direct Lending Corp.	Trustee since 2022, Term expires in 2025	3	Canisius High School NC SLF Inc. Nuveen Churchill Direct Lending Corp. Nuveen Churchill Private Credit Fund (2024)

William Huffman, 55	Trustee	Chief Executive Officer of Nuveen, and former President of Nuveen Equities and Fixed Income, and former President of Nuveen Asset Management, LLC	Trustee since 2022, Term expires in 2025	1	Boys and Girls Club of Chicago Rush Medical Center Arthritis and Orthopedics Leadership Committee
Independent Trustees
Stephen Potter, 68	Trustee	Director	Trustee since 2022, Term expires in 2025	2
Miami Corporation

Rush University Medical Center

British American Business Council

Solti Foundation

American School in London US Foundation

Japan America Society of Chicago

Rush System for Health

Walter Scott & Partners

Nuveen Churchill Direct Lending Corp.

Duke University Trinity College (2017-2024)

RAND Corporation Social & Economic Advisory Board
(2021-2024)

Nuveen Churchill Private Credit Fund (2024)

James Ritchie, 70	Trustee	Director	Trustee since 2022, Term expires in 2025	3	Kinsale Capital Group, Inc. NC SLF Inc. Nuveen Churchill Direct Lending Corp. Nuveen Churchill Private Credit Fund (2024)

Dee Dee Sklar, 74	Trustee	Director	Trustee since 2022, Term expires in 2025	1	Papaya Growth Opportunity Corp 1 Kernel Group Holdings, Inc. Tealbook Nuveen Churchill Private Credit Fund (2024)
Sarah Smith, 66	Trustee	Former Controller and Chief Accounting Officer of Goldman Sachs	Trustee since 2022, Term expires in 2025	1	AON PLC Klarna Bank A.B. Via Transportation 98point6 Financial Accounting Foundation Governmental Accounting Standards Board Nuveen Churchill Private Credit Fund (2024)
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(1)The address for each trustee is c/o Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152.
(2)The term “Fund Complex” refers to (a) the Fund, (b) Nuveen Churchill Direct Lending Corp., a BDC that is advised by an affiliate of the Adviser and sub-advised by Churchill, a sub-adviser to the Fund, and (c) NC SLF Inc., a closed-end fund registered under the 1940 Act advised by Churchill, a sub-adviser to the Fund.
Kenneth Kencel, Chief Executive Officer, President & Chairman
Ken Kencel has served as Chief Executive Officer, President and Chairman of the Board of the Fund since March 2022 and has served as President and Chief Executive Officer of Churchill since 2015. Mr. Kencel has served as the Chief Executive Officer, President and Chairman of the Board of Nuveen Churchill Direct Lending Corp., a BDC, since December 2019, and NC SLF Inc., a closed-end fund registered under the 1940 Act, since March 2021. Mr. Kencel previously served as a trustee of Nuveen Churchill Private Credit Fund. Throughout his over 35-year career in the investment industry, Mr. Kencel has accrued a broad range of experience in leading private credit investment businesses. Previously, Mr. Kencel served as a Managing Director of The Carlyle Group, and from May 2014 to April 2015, he also served as President and a Director of TCG BDC, Inc. (Carlyle’s publicly traded business development company). Prior to Carlyle, he founded and was President and CEO of Churchill Financial Group; and served as Head of Leveraged Finance for Royal Bank of Canada as well as Head of Indosuez Capital—a leading middle market merchant banking and asset management business in partnership with Credit Agricole Group. Mr. Kencel also helped to found the high yield finance business at Chase Securities (now JP Morgan Chase). He began his career in the Mergers & Acquisitions Group at Drexel Burnham Lambert.
Mr. Kencel serves on the Pension Investment Advisory Committee for the Archdiocese of New York, the Board of Trustees and Chairman of the Investment Committee of Canisius High School and the Advisory Board of Teach for America (Connecticut). Mr. Kencel is a former member of the Board of Advisors and Adjunct Professor at the McDonough School of Business at Georgetown University. He earned his B.S. in Business Administration, magna cum laude, from Georgetown University and his J.D. from Northwestern University Pritzker School of Law.
We believe Mr. Kencel’s numerous management positions, as well as his depth of experience with corporate finance and middle market investments, give the Board valuable industry-specific knowledge and expertise on these and other matters, and his history with Churchill provides an important skillset and knowledge base to the Board.

William Huffman
William Huffman has served as a trustee of the Fund since March 2022. Mr. Huffman is Chief Executive Officer of Nuveen, a leading global asset management firm. Responsible for driving Nuveen's vision, strategy and day-to-day operations, he and his leadership team set and execute key growth initiatives and oversee Nuveen's investment teams, product strategy and management and client businesses. Mr. Huffman chairs the Nuveen Executive Committee and is a member of parent company TIAA's Executive Committee. Previously, Mr. Huffman led the Nuveen Equities and Fixed Income (NEFI) group, managing a global investment business in equities, taxable fixed income, munis, multi-asset, private capital and green lending, while providing the firm's clients with diverse capabilities and solutions. Mr. Huffman was also the President of Nuveen Asset Management, responsible for leading all of Nuveen Asset Management's business and investment management activities.
Mr. Huffman joined Nuveen in 2008 after 17 years at Northern Trust where he was President and Chief Executive Officer of Northern Trust Global Advisors, Inc., serving institutional and wealth clients in traditional asset classes and alternatives including hedge funds and private equity. Prior to these roles, Mr. Huffman served as the director of quantitative product management for Northern Trust and began his career with the firm as the leader of the internal audit group responsible for treasury, investment management and finance functions.
Mr. Huffman graduated with a B.S. in Accounting from Indiana University and an M.B.A. in Finance from the University of Chicago. Mr. Huffman has also passed the Certified Public Accountant exam. Mr. Huffman serves his community as Chairman Elect of the Board of Directors for the Boys and Girls Clubs of Chicago, and as a Rush System Trustee member and Cancer Advisory Council member.
Stephen Potter
Stephen Potter has served as a trustee of the Fund since March 2022 and a director of Nuveen Churchill Direct Lending Corp. since December 2019. From 2008 to 2017, prior to his retirement, Mr. Potter served as President of Northern Trust Asset Management (NTAM), a large global asset management firm, and as CEO of Northern Trust Investments, a registered investment adviser. From 2001-2008, Mr. Potter served as CEO of Northern Trust Global Services, Ltd. and led all of Northern Trust’s business activities outside the United States. In his various leadership roles at Northern Trust Corporation, Mr. Potter actively engaged with the board of directors and regulators focused on business strategy, risk management and long term talent development. Mr. Potter currently serves on the boards of Miami Corporation, Rush University Medical Center, the British American Business Council, the Solti Foundation, the American School in London US Foundation, Japan America Society of Chicago, and Rush System for Health, Walter Scott & Partners in Edinburgh. Mr. Potter is currently Chairman of the Japan America Society of Chicago. Mr. Potter previously served as a trustee of Nuveen Churchill Private Credit Fund, on the board of Duke University Trinity College, and on the Social & Economic Advisory Board of the RAND Corporation in Santa Monica, CA. Mr. Potter holds an A.B. in Economics and History from Duke University and an M.B.A. in Finance and Marketing from Northwestern University.
We believe Mr. Potter’s management positions and experiences with business strategy and risk management provide the Board with valuable skills and insight.
James J. Ritchie
James J. Ritchie has served as a trustee of the Fund since March 2022, a director of Nuveen Churchill Direct Lending Corp. since December 2019, and a director of NC SLF Inc. since March 2021. He also serves on the board of Kinsale Capital Group, Inc., a Richmond-based specialty insurance company. At various times from 2007 to 2018, he served as chairman of the boards of Brightsphere Investment Group plc, a global asset management firm, F&G Life Insurance Company, a life & annuity insurance company and Quanta Capital Holdings, Ltd., a property and casualty insurance holding company. Prior to serving as chairman of the boards of these firms, he chaired their respective audit committees as well as those of KMG America Corporation, a life and health insurance company, Ceres Group, Inc., a health insurance company, Lloyds Syndicate 4000 and Old Mutual Bermuda, a Bermuda-based financial services company. From 2001 to 2003, he served as CFO of White Mountains Insurance Group, Ltd., a Bermuda-based insurance holding company. Prior thereto, he held senior management positions in Cigna Corporation and Price Waterhouse (now PricewaterhouseCoopers LLP). Mr. Ritchie also previously served as a trustee of Nuveen Churchill Private Credit Fund. He is a member of the National Association of Corporate Directors and the American Institute of Certified Public Accountants. Mr. Ritchie received an M.B.A. from the Rutgers Graduate School of Business Administration and an A.B. economics degree with honors from Rutgers College.
We believe Mr. Ritchie’s broad experiences in the financial services and accounting sectors provide him with skills and valuable insight in handling complex financial transactions and accounting issues, all of which make him well qualified to serve on the Board.

Dee Dee Sklar
Dee Dee Sklar has served as a trustee of the Fund since March 2022. Ms. Sklar is a seasoned banking executive with over 40 years of experience in the financial services industry. Ms. Sklar’s diverse and global leadership experience spans across all functions and segments of the industry and has allowed her to build an extensive network that includes C-suite and Board members across leading private equity and alternative investment management firms, banks, institutional investors and insurance companies. Most recently, Ms. Sklar served as Vice Chair and Head of Subscription Finance at Wells Fargo (NYSE: WFC) from 2012 to December 2019, where she helped build the bank into a leading global provider of subscription financing. During her time at Wells Fargo, Ms. Sklar also held various corporate governance and leadership positions including Co-Head of the New York Women’s Network. Ms. Sklar is the Founder and current Co-Global Chair of Women in Fund Finance and continues to hold support roles with the Fund Finance Association. She is a Business Advisory Board member of Tealbook, a Canadian headquartered global leader in AI supply chain technology and a member of the Advisory Group for The Artemis Fund’s platform which invests in women founded/cofounded fintech and technology early-stage companies. Previously, Ms. Sklar served as a Board Member of Nuveen Churchill Private Credit Fund, an Advisory Board Member of Atalaya Capital acquired by Blue Owl, a Supervisory Board Member of 17Capital UK a credit private equity sponsor acquired by Oaktree, an independent director of Papaya Growth Opportunity Corp 1, (Nasdaq: PPYAW), and Kernel Group Holdings, Inc. (Nasdaq: KRNL), both of which she headed the Audit Committee. Prior to her time at Wells Fargo, Ms. Sklar worked at WestLB AG, a European global bank from 2000 to 2012, serving as the Head of Financial Institutions Americas and Global Head of Fund Finance from 2004 to 2012. Ms. Sklar led the negotiations of WestLB’s sale of its global funds business to Wells Fargo. During her eight years at WestLB, Ms. Sklar oversaw the firm’s fund finance business across the U.S. Europe, Asia and Latin America and led the origination of over $70 billion of fund financing for global private equity funds. Prior to joining WestLB, Ms. Sklar was a senior securitization banker at Rothschild Inc. from 1994 to 2000. Ms. Sklar earned a B.S. from the University of Tennessee.
We believe Ms. Sklar’s broad experiences in the fund finance and investment management sectors make her well qualified to serve on the Board.
Sarah Smith
Sarah Smith has served as a trustee of the Fund since March 2022. Ms. Smith was a former member of the Management Committee of Goldman Sachs. In that capacity, Ms. Smith served as the Controller and Chief Accounting Officer of the firm, including during the IPO, and subsequently as the Chief Compliance Officer. Ms. Smith also served on several governing committees, including the Firmwide Risk Committee, the Commitments Committee and the Firmwide Investment Committee. Ms. Smith retired in December 2021. Ms. Smith joined Goldman Sachs in 1996 and was named Managing Director in 1998 and Partner in 2002. Prior to joining Goldman Sachs, Ms. Smith worked in the National and Audit practices of KPMG in both London and New York and held several finance positions at Bristol-Myers Squibb. Ms. Smith is a member of the Board of AON PLC, the Board of Trustees of the Financial Accounting Foundation, the parent organization of the Financial Accounting Standards Board (FASB) and the Governmental Accounting Standards Board (GASB) since September 2020, and she previously served on the US Treasury Department’s Commission on the Auditing Industry. Ms. Smith attended City of London (Dip. Acc), and is a Fellow of the Institute of Chartered Accountants in England and Wales. Ms. Smith is a Board member and Chair of Audit and Risk Committee for two private companies: Klarna Bank A.B. (since January 2021) and Via Transportation (since June 2021). Ms. Smith previously served as a trustee of Nuveen Churchill Private Credit Fund.
We believe Ms. Smith’s experience with financial institutions and accounting matters will provide valuable insight and make her well qualified to serve on the Board.

Dollar Range of Equity Securities Beneficially Owned by Trustees
The table below shows the dollar range of equity securities of the Fund and the aggregate dollar range of equity securities of the Fund that were beneficially owned by each trustee as of the Record Date stated as one of the following dollar ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or Over $100,000.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Trustees
Kenneth Kencel	Over $100,000
William Huffman	None
Independent Trustees
Stephen Potter	Over $100,000
James Ritchie	Over $100,000
Dee Dee Sklar	$50,001 – $100,000
Sarah Smith	None
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(1)Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)Dollar ranges were determined using the number of Common Shares that are beneficially owned as of the Record Date, multiplied by the Fund’s net asset value per Class I share as of February 28, 2025 of $24.70.
Information about Executive Officers Who Are Not Trustees
The following sets forth certain information regarding the executive officers of the Fund who are not trustees of the Fund.

Name	Age	Position	Officer Since
Shai Vichness	42	Chief Financial Officer and Treasurer	2022
Charmagne Kukulka	35	Chief Compliance Officer	2024
John McCally	45	Vice President and Secretary	2022
Marissa Hassen	41	Controller	2022
The address for each of the Fund’s executive officers is c/o Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152.
Shai Vichness, Chief Financial Officer and Treasurer
Shai Vichness serves as Chief Financial Officer and Treasurer of the Fund, Nuveen Churchill Direct Lending Corp. and NC SLF Inc., and as a Senior Managing Director and Chief Financial Officer of Churchill. Previously, as Managing Director and Head of Senior Leveraged Lending for Nuveen, Mr. Vichness was responsible for initiating Nuveen’s investment program in middle market senior loans and was directly involved in the launch of Churchill as an affiliate in 2015. Since the launch of Churchill, Mr. Vichness has been a member of Churchill’s Investment Committee and has been actively engaged in the management of the firm, including the development of its infrastructure and operations. Mr. Vichness joined Nuveen in 2005 and has spent his entire career in the private debt markets, with a significant amount of time spent in the firm’s workout and restructuring department. Mr. Vichness holds a B.B.A. from Baruch College, CUNY and is a CFA charterholder.
Charmagne Kukulka, Chief Compliance Officer
Charmagne Kukulka joined Churchill in 2023 and serves as the Chief Compliance Officer of the Fund, NC SLF Inc. and Nuveen Churchill Direct Lending Corp. and Churchill. Ms. Kukulka is responsible for managing the compliance program for the Fund and day-to-day regulatory and compliance matters, with a particular focus on regulation of investment companies registered under the Investment Company Act of 1940. Before joining Churchill in 2023, Ms. Kukulka served as Chief Compliance Officer of a New York-based registered investment adviser. Ms. Kukulka began her compliance career at Blackstone Inc., where she was actively involved in the development and administration of the compliance program for Blackstone’s retail products. Ms. Kukulka received her B.A. in Business and Corporate Communications from Arizona State University’s W.P. Carey School of Business.

John McCally, Vice President and Secretary
John McCally is a Vice President and the Secretary of the Fund, Nuveen Churchill Direct Lending Corp. and NC SLF Inc., and serves as the General Counsel for Churchill after establishing Churchill with the Churchill Financial Founders in 2015. Mr. McCally has served in the TIAA and Nuveen legal departments since 2010, including as the head of legal for Nuveen Leveraged Finance. Mr. McCally also provides legal support for various investment and asset management teams within the Nuveen and TIAA businesses, including those engaged in public and private fixed income, derivatives and structured products. Prior to joining the organization in 2010, Mr. McCally was an associate with Cadwalader, Wickersham & Taft LLP, specializing in derivatives, structured products and investment management, based in its Washington, D.C. office. Mr. McCally received a B.A. from Duke University and a juris doctor from The George Washington University Law School.
Marissa Hassen, Controller
Marissa Hassen joined Churchill in 2018 and currently serves as Controller of the Fund, Nuveen Churchill Direct Lending Corp. and NC SLF Inc., and as Managing Director, Chief Financial Officer, Investment Funds of Churchill. Ms. Hassen is a member of Churchill’s Operating Committee, as well as Churchill’s Valuation and Product Committee. Prior to Churchill, she was a senior manager in the Wealth and Asset Management Practice at Ernst & Young LLP, responsible for the planning, implementation, and completion of financial statement audits for alternative investment funds and registered investment companies. Ms. Hassen received her B.S. in Accounting and Business Administration from Lehigh University and is a Certified Public Accountant in the State of New York.
Vote Required
A nominee for trustee will be elected to the Board if the votes cast for such nominee’s election exceed the votes withheld from such nominee’s election. If you vote “withhold authority” with respect to a nominee, your Common Shares will not be voted with respect to the person indicated. Abstentions and “broker non-votes” will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposal 1.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE TRUSTEE NOMINEES.

CORPORATE GOVERNANCE
The Board
Board Composition
The Board consists of six members, four of whom are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, Churchill, Nuveen Asset Management or any of their respective affiliates (the “Independent Trustees”). Each trustee holds office for a one-year term and will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Each of Messrs. Kencel, Huffman, Potter and Ritchie and Mses. Sklar and Smith is currently holding office with terms expiring at the Annual Meeting, and each has been nominated to continue to serve as a trustee of the Fund for a one-year term expiring at the 2026 annual meeting of shareholders
Independent Trustees
Pursuant to the Fund’s Sixth Amended and Restated Declaration of Trust, a majority of the Board will consist of Independent Trustees. On an annual basis, each member of the Board is required to complete a questionnaire eliciting information to assist the Board in determining whether the Independent Trustees continue to be independent under the Exchange Act and the 1940 Act. The Board limits membership on the Audit Committee, the Nominating Committee and the Co-Investment Committee (formerly known as the Special Transactions Committee) to Independent Trustees.
Based on these independence standards and the recommendation of the Nominating Committee, after reviewing all relevant transactions and relationships between each trustee, or any of his or her family members, and the Fund, Churchill, Nuveen Asset Management or of any of their respective affiliates, the Board has determined that Messrs. Potter and Ritchie and Mses. Sklar and Smith qualify as Independent Trustees. Each trustee who serves on the Audit Committee is an Independent Trustee for purposes of Rule 10A-3 under the Exchange Act.
Interested Trustees
Mr. Kencel is considered an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because he is an officer of Churchill. Mr. Huffman is considered an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because he is an officer of Nuveen.
Meetings and Attendance
The Board met eleven times during the fiscal year ended December 31, 2024 and took action on various occasions by unanimous written consent. Each of the incumbent trustees attended at least 75% of the aggregate of the Board meetings and meetings of the committee(s) on which he or she served during the last fiscal year.
Board Attendance at the Annual Meeting
The Fund’s practice is to encourage its trustees to attend each annual meeting of shareholders; however, such attendance is not required at this time. All of the trustees attended the 2024 annual meeting of shareholders.
Board Leadership Structure
The Board monitors and performs an oversight role with respect to the business and affairs of the Fund, compliance with regulatory requirements and the services, expenses and performance of its service providers. Among other things, the Board approves the appointment of, and reviews and monitors the services and activities performed by, our investment adviser, our sub-advisers, our administrator, Churchill BDC Administration LLC (the “Administrator”) and our officers, and approves the engagement, and reviews the performance of, the Fund’s independent registered public accounting firm.
Under the bylaws, the Board may designate a chair to preside over the meetings of the Board and meetings of the Shareholders and to perform such other duties as may be assigned to the chairman by the Board. The Fund does not have a fixed policy as to whether the chairman of the Board should be an Independent Trustee and believes that the flexibility to select its chairman and reorganize its leadership structure, from time to time, based on the criteria that is in the best interests of the Fund and the Shareholders, is appropriate at this time.
Kenneth Kencel currently serves as the chairman of our Board. Mr. Kencel is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because he is an officer of the Fund and Churchill. We believe that Mr. Kencel’s history as a co-founder of Churchill, familiarity with our investment objective and investment strategies, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board. We believe that, at present, we are best served through this leadership structure, as Mr. Kencel’s relationship with Churchill provides an effective bridge and encourages an open dialogue between our management and our Board, ensuring that all groups act with a common purpose. We are aware of the potential conflicts that may arise when a non-Independent Trustee is chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Trustees in executive session without the presence of the interested trustees; the establishment of the Audit Committee, the Nominating Committee and the Co-Investment Committee, which are comprised solely of Independent Trustees; and the appointment of a Chief Compliance Officer, with whom the Independent Trustees meet regularly without the presence of the interested trustees and other members of management, and who is responsible for administering our compliance policies and procedures. The Board also believes that its leadership structure is appropriate in light of the Fund’s characteristics and circumstances because the structure allocates areas of responsibility among the individual trustees and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the investment advisers and the Board. We recognize that different board leadership structures are appropriate for companies in different situations. We intend to continue to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
The Board currently does not have a designated lead Independent Trustee. However, Mr. Ritchie, an Independent Trustee and chairman of the Audit Committee, acts as a liaison between the Independent Trustees and the Fund's management and the investment advisers between meetings of the Board.
The Board’s Role in Risk Oversight and Compliance
The Board performs its risk oversight function primarily through (a) the Audit Committee, the Nominating Committee and the Co-Investment Committee (collectively, the “Committees”), which report to the entire Board and are comprised solely of Independent Trustees, and (b) reports received from the Fund’s Chief Compliance Officer in accordance with the Fund’s compliance policies and procedures.
As described below in more detail under the “Audit Committee,” “Nominating and Corporate Governance Committee” and “Co-Investment Committee” subsections below, the Committees assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Fund’s accounting and financial reporting processes, the Fund’s systems of internal controls regarding finance and accounting and audits of the Fund’s financial statements and discussing with management the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Fund’s risk assessment and risk management policies. The Nominating Committee’s risk oversight responsibilities include nominating trustees for election by the Shareholders in the event of trustee vacancies, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Committees. The Co-Investment Committee’s risk oversight responsibilities include reviewing and making certain findings in respect of co-investment transactions and monitoring compliance with the conditions of the Order (as defined below), as well as certain other matters pertaining to potential or actual conflicts of interest.
The Board also performs its risk oversight responsibilities with the assistance of the Fund’s Chief Compliance Officer. The Chief Compliance Officer prepares a written report quarterly discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. The Chief Compliance Officer’s report, which the Board reviews quarterly, addresses at a minimum: (a) the operation of the Fund’s compliance policies and procedures and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Fund’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Trustees periodically, but in no event less than once each year.
The Fund believes the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC, the Fund must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Fund’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after the Fund incurs such indebtedness. In addition, the Fund has elected, and intends to qualify annually, to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements.
The Board believes its existing role in risk oversight is appropriate. However, the Board re-examines the manner in which it administers its oversight function on an ongoing basis to ensure that it continues to meet the Fund’s needs.

Communications with Trustees
Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual trustees or any group or committee of trustees, correspondence should be addressed to the Board or any such individual trustees or group or committee of trustees by either name or title. All such correspondence should be sent Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Chief Compliance Officer.
Committees of the Board
The Board has an Audit Committee, a Nominating Committee and a Co-Investment Committee, and may form additional committees in the future. A brief description of each committee is included in this Proxy Statement, and the charters of the Audit Committee and the Nominating Committee can be accessed on the Fund’s website at www.nuveen.com/pcap.
Audit Committee
The Audit Committee held eight formal meetings and took actions by unanimous written consent during the fiscal year ended December 31, 2024.
The Audit Committee is comprised of Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith, each of whom is an Independent Trustee. Mr. Ritchie serves as chair of the Audit Committee. The Board has determined that each of James Ritchie and Sarah Smith qualify as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Our Audit Committee members also meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act.
The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee (a) assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s independence, qualifications and performance and our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) reviews and approves the Audit Committee report, as required by the SEC, to be included in our proxy statement relating to our annual meeting of shareholders; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and policies and internal controls over financial reporting; (d) in conjunction with the Board, oversees the valuation process of Churchill PCIF Advisor LLC (the “Adviser”), as the Board's valuation designee, in determining the fair value of portfolio securities for which current market values are not readily available in accordance with the Fund's valuation policy and Rule 2a-5 under the 1940 Act; (e) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof; (f) reviews reports regarding compliance with the Fund’s Code of Business Conduct and Ethics; (g) pre-approves all audit and non-audit services provided to us by such independent registered public accounting firm; and (h) acts as a liaison between our independent registered public accounting firm and the Board.
Nominating and Corporate Governance Committee
The Nominating Committee held one formal meeting during the fiscal year ended December 31, 2024.
The Nominating Committee is comprised of Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith, each of whom is an Independent Trustee. Sarah Smith serves as chair of the Nominating Committee.
The Nominating Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Nominating Committee. The Nominating Committee recommends to the Board persons to be nominated by the Board for election on an annual basis and in the event any vacancy on the Board may arise. The Nominating Committee will consider for nomination to the Board candidates submitted by our Shareholders or from other sources it deems appropriate. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended trustee nominees, the Nominating Committee applies the criteria included in its charter. These criteria include the candidate’s standards of character and integrity, knowledge of the Fund’s business and industry, conflicts of interest, willingness to devote time to the Fund and ability to act in the interests of all Shareholders. The Nominating Committee does not assign specific weight to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. The Board believes diversity is important because a variety of viewpoints contribute to an effective decision-making process.
The Nominating Committee also makes recommendations with regard to the tenure of the trustees and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively.

Co-Investment Committee
The Co-Investment Committee held four formal meetings and took actions by unanimous written consent during the fiscal year ended December 31, 2024.
The Co-Investment Committee is comprised of Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith, each of whom is an Independent Trustee. Stephen Potter serves as chair of the Co-Investment Committee.
The Co-Investment Committee is responsible for reviewing and making certain findings in respect of co-investment transactions under the conditions of the exemptive orders that Churchill has been granted by the SEC on June 7, 2019 and October 14, 2022 (collectively, the “Order”) as well as certain other matters pertaining to actual or potential conflicts of interest.
Compensation Committee
The Fund does not have a compensation committee because its executive officers do not receive compensation from us. The Board, as a whole, is responsible for reviewing the reimbursement by the Fund to the Administrator of the allocable portion of the cost of the Fund’s Chief Financial Officer and his staff and also participates in the consideration of the Independent Trustees’ compensation.
Code of Business Conduct and Ethics
The Fund has adopted a Code of Business Conduct and Ethics that applies to the Fund’s principal executive officer, principal financial officer, principal account officer or controller, any person performing similar functions and all employees of Churchill and Nuveen that perform services on behalf of the Fund. There have been no material changes to the Fund’s Code of Business Conduct and Ethics or material waivers of the Code of Business Conduct and Ethics that apply to the Fund’s Chief Executive Officer or Chief Financial Officer. If the Fund makes any substantive amendment to, or grants a waiver from, a provision of its Code of Business Conduct and Ethics, the Fund will promptly file a Form 8-K with the SEC. The Fund will provide any person, without charge, upon request, a copy of the Code of Business Conduct and Ethics. To receive a copy, please provide a written request to: Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Chief Compliance Officer, Charmagne Kukulka.
Hedging Transactions
The Fund’s Code of Ethics does not expressly prohibit trustees, executive officers or employees of its affiliates from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our Common Shares. Our Common Shares are not listed on any securities exchange and therefore hedging of our securities and or related activities are not applicable to the Fund.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires trustees, certain officers, and any persons holding more than 10 percent of the Common Shares to report their beneficial ownership and any changes thereto to the SEC. Based upon a review of filings with the SEC, the Fund believes that, during the fiscal year ended December 31, 2024, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, with the exception of a Form 4 report that was inadvertently filed after the required deadline in respect of TIAA’s disposition of Class I shares.
Insider Trading Policies
The Fund has adopted insider trading policies and procedures governing the purchase, sale, and disposition of its securities by its officers and trustees that are reasonably designed to promote compliance with insider trading laws, rules and regulations.
Election of Executive Officers
Executive officers hold their office until their respective successor has been duly elected and qualified, or until the earlier of their respective resignation or removal.

Compensation Discussion and Analysis
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser, Churchill, Nuveen Asset Management, the Administrator or their respective affiliates, pursuant to the terms of the Advisory Agreement, the CAM Sub-Advisory Agreement, the NAM Sub-Advisory Agreement and the Administration Agreement (each as defined below), as applicable. Our day-to-day administrative operations are managed by the Administrator. Most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by Churchill or their respective affiliates.
Each of our executive officers is an employee of an affiliate of the Administrator. We reimburse the Administrator for our allocable portion of expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and his staff, and we reimburse the Adviser for certain expenses under the Advisory Agreement.
Trustee Compensation

No compensation will be paid to our interested trustee. Each Independent Trustee receives a retainer of $125,000 annually for serving on the Board. The chair of the Audit Committee will receive an additional $7,500 annual fee. We also reimburse each of the Independent Trustees for all reasonable out-of-pocket expenses incurred in connection with each meeting attended.
The table below sets forth the compensation received by each Independent Trustee from the Fund for service during the fiscal year ended December 31, 2024:

	Fees Earned and Paid in Cash	Total Compensation
Stephen Potter	$ 125,000	$ 125,000
James Ritchie	$ 132,500	$ 132,500
Dee Dee Sklar	$ 125,000	$ 125,000
Sarah Smith	$ 125,000	$ 125,000
Compensation of the Adviser
The Adviser is responsible for the overall management of the Fund’s activities pursuant to an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”). We will pay the Adviser a fee for its services under the Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the Shareholders.
Management Fee
The management fee will be payable monthly in arrears at an annual rate of 0.75% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Advisory Agreement, net assets means our net assets determined on a consolidated basis in accordance with generally accepted auditing principles in the United States (“U.S. GAAP”). For the first calendar month in which we had operations, net assets were measured as the beginning net assets as of the date on which we broke escrow, June 1, 2023 (the “Escrow Break Date”). In addition, the management fee was waived in full until June 1, 2024, the expiry of twelve months following the Escrow Break Date, and 50% of the management fee will be waived for the period beginning June 1, 2024 through May 31, 2025. The longer an investor holds our Common Shares during this period, the longer such investor will receive the benefit of this management fee waiver period.
Incentive Fee
The incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not: (i) incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.
Incentive Fee Based on Income
The portion based on our income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of our net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees).
Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.
Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of our net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.50% per quarter (6% annualized).
Subject to the fee waiver described below, we will pay the Adviser an incentive fee quarterly in arrears with respect to our Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:
•No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which our Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.50% per quarter (6% annualized);
•100% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.76% (7.06% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.76%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 15% of our Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.76% in any calendar quarter; and
•15% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.76% (7.06% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 15% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets per quarter)
These calculations will be pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income Returns. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive Pre-Incentive Fee Net Investment Income Returns in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.
The incentive fee based on income will be waived in full until the period ending May 31, 2025. The longer an investor holds our Common Shares during this period, the longer such investor receives the benefit of this income based incentive fee waiver period.
Incentive Fee Based on Capital Gains
The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:
•15% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.
Each year, the fee paid for the capital gains incentive fee will be net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. We will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
The fees that are payable under the Advisory Agreement for any partial period will be appropriately prorated.
Compensation of Churchill Asset Management
The Adviser has delegated substantially all of its day-to-day portfolio management obligations as set forth in the Advisory Agreement to Churchill pursuant to a sub-advisory agreement between the Adviser and Churchill (the “CAM Sub-Advisory Agreement”). Under the terms of the CAM Sub-Advisory Agreement, Churchill is responsible for: (i) identifying, evaluating and negotiating the structure of the Fund's investments (including performing due diligence on prospective portfolio companies); (ii) closing and monitoring the Fund's investments; and (iii) determining the securities and other assets to be purchased, retained or sold by the Fund. Pursuant to the CAM Sub-Advisory Agreement, the Adviser will pay Churchill 70% of the aggregate amount of the management fee, the incentive fee on income, and the incentive fee on capital gains as set forth in the Advisory Agreement. The management fee and the incentive fee on income will be payable quarterly in arrears and the incentive fee on capital gains will be payable annually pursuant to the terms of the Advisory Agreement. Fees payable to Churchill will be borne entirely by the Adviser, and will not be directly incurred by the Fund.
Compensation of Nuveen Asset Management
The Adviser and Churchill have engaged Nuveen Asset Management, acting through its leveraged finance division, pursuant to a sub-advisory agreement by and among the Adviser, Churchill and Nuveen Asset Management (the “NAM Sub-Advisory Agreement”) to manage certain of our liquid investments, subject to the pace and amount of investment activity in the middle market investment program, pursuant to the NAM Sub-Advisory Agreement. Our liquid investments will be comprised of a portfolio of cash and cash equivalents, liquid fixed-income securities (including broadly syndicated loans) and other liquid credit instruments. The Adviser will pay, monthly in arrears, 50% of the aggregate amount of the management fee payable to the Adviser under the Advisory Agreement associated with the liquid investments managed by Nuveen Asset Management at the direction of Churchill. Fees payable to Nuveen Asset Management will be borne entirely by the Adviser, and will not be directly incurred by the Fund.
Certain Relationships and Related Party Transactions
In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any transactions with any persons affiliated with us that are prohibited under the 1940 Act, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, and/or certain of our affiliates. We will not enter into any agreements related to any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. Our Board will review such procedures on an annual basis.
Advisory Agreement
The Board, including all of our Independent Trustees, approved the Advisory Agreement at a meeting held on February 20, 2024. In connection therewith, the Advisory Agreement was approved by our Shareholders on May 28, 2024 and became effective on such date. Most recently, on October 30, 2024, our Board approved the renewal of the Advisory Agreement for a one-year term commencing December 1, 2024, resulting in the continuation of the Advisory Agreement until December 1, 2025. Although the two-year term of the Advisory Agreement would not have expired until May 28, 2026, the Board, including all of our Independent Trustees, considered it to be in the best interest of Shareholders to align the annual consideration of the Advisory Agreement with other annual approvals. In reaching a decision to approve the renewal of the Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser;
•the investment performance of individuals affiliated with the Fund and the Adviser;
•comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•the Fund’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
•any existing and potential sources of indirect income to the Adviser from its relationships with the Fund and the profitability of those relationships;
•information about the services to be performed and the personnel performing such services under the Advisory Agreement;
•the organizational capability and financial condition of the Adviser and its affiliates; and

•the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Board, including all of the Independent Trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Advisory Agreement as being in the best interests of Shareholders. The Board did not assign relative weights to the above factors or the other factors that it considered. Individual members of the Board may have given different weights to different factors.
CAM Sub-Advisory Agreement
The Board, including all of our Independent Trustees, approved the CAM Sub-Advisory Agreement at a meeting held on February 20, 2024. In connection therewith, the CAM Sub-Advisory Agreement was approved by our Shareholders on May 28, 2024 and became effective on such date. Most recently, on October 30, 2024, the Board approved the renewal of the CAM Sub-Advisory Agreement for a one-year term commencing December 1, 2024, resulting in the continuation of the CAM Sub-Advisory Agreement until December 1, 2025. Although the two-year term of the CAM Sub-Advisory Agreement would not have expired until May 28, 2026, the Board, including all of our Independent Trustees, considered it to be in the best interest of Shareholders to align the annual consideration of the CAM Sub-Advisory Agreement with other annual approvals. In reaching a decision to approve the renewal of the CAM Sub-Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to the Fund by Churchill;
•the investment performance of individuals affiliated with the Fund and Churchill;
•comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•the Fund’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
•any existing and potential sources of indirect income to Churchill from its relationships with the Fund and the profitability of those relationships;
•information about the services to be performed and the personnel performing such services under the CAM Sub-Advisory Agreement;
•the organizational capability and financial condition of Churchill and its affiliates; and
•the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Board, including all of the Independent Trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Advisory Agreement as being in the best interests of Shareholders. The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.
NAM Sub-Advisory Agreement
The Board, including all of our Independent Trustees, approved the NAM Sub-Advisory Agreement at a meeting held on February 20, 2024. In connection therewith, the NAM Sub-Advisory Agreement was approved on May 28, 2024 and became effective on such date. Most recently, on October 30, 2024, the Board approved the renewal of the NAM Sub-Advisory Agreement for a one-year term commencing December 1, 2024, resulting in the continuation of the NAM Sub-Advisory Agreement until December 1, 2025. Although the two-year term of the NAM Sub-Advisory Agreement would not have expired until May 28, 2026, the Board, including all of our Independent Trustees, considered it to be in the best interest of Shareholders to align the annual consideration of the NAM Sub-Advisory Agreement with other annual approvals. In reaching a decision to approve the NAM Sub-Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to the Fund by Nuveen Asset Management;
•the investment performance of individuals affiliated with the Fund and Nuveen Asset Management;
•comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•the Fund’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
•any existing and potential sources of indirect income to Nuveen Asset Management from its relationships with the Fund and the profitability of those relationships;
•information about the services to be performed and the personnel who would be performing such services under the NAM Sub-Advisory Agreement;
•the organizational capability and financial condition of Nuveen Asset Management and its affiliates;

•Nuveen Asset Management’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to Nuveen Asset Management; and
•the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Board, including all of the Independent Trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the NAM Sub-Advisory Agreement as being in the best interests of Shareholders. The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.
Administration Agreement
Pursuant to the Administration Agreement, the Administrator furnishes the Fund with office facilities and equipment and provides clerical, bookkeeping and record keeping and other administrative services at such facilities. The Administrator performs, or oversees the performance of, our required administrative services, which include, among other things, assisting the Fund with the preparation of the financial records that the Fund is required to maintain and with the preparation of reports to Shareholders and reports filed with the SEC. The Administrator also assists the Fund in determining and publishing our NAV, oversees the preparation and filing of tax returns, prints and disseminates reports to Shareholders and generally oversees the payment of expenses and the performance of administrative and professional services rendered to the Fund by others. At the request of the Adviser, the Administrator will also provide managerial assistance on the Fund’s behalf to those portfolio companies that have accepted the Fund’s offer to provide such assistance.
Intermediary Manager Agreement
On March 31, 2022, the Fund entered into an Intermediary Manager Agreement (the “Intermediary Manager Agreement”) with Nuveen Securities, LLC (the “Intermediary Manager”), an affiliate of Churchill. Under the terms of the Intermediary Manager Agreement, the Intermediary Manager serves as the agent and principal distributor for the Fund’s public offering of its Common Shares. The Intermediary Manager is entitled to receive distribution and/or shareholder servicing fees monthly at an annual rate of 0.85% of the value of the Fund’s net assets attributable to Class S shares as of the beginning of the first calendar day of the month. The Intermediary Manager is entitled to receive distribution and/or shareholder servicing fees monthly at an annual rate of 0.25% of the value of the Fund’s net assets attributable to Class D shares as of the beginning of the first calendar day of the month. No distribution and/or shareholder servicing fees will be paid with respect to Class I shares.
The Fund will cease paying the distribution and/or shareholder servicing fees on any Class S share and Class D share in a Shareholder’s account at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total brokerage commissions and distribution and/or shareholder servicing fees paid with respect to any such share held by such shareholder within such account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share. At the end of such month, each such Class S share or Class D share will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such share. The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from the offering.
The Intermediary Manager Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees and the trustees who have no direct or indirect financial interest in the operation of the Fund’s distribution plan or the Intermediary Manager Agreement or by vote a majority of the outstanding voting securities of the Fund, on not more than 60 days’ written notice to the Intermediary Manager or Churchill. The Intermediary Manager Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.
Relationship with the Adviser, Churchill, Nuveen and TIAA
We, the Adviser, and Churchill, and their officers, trustees, employees, agents and affiliates may be subject to certain potential conflicts of interest in connection with our activities and investments. For example, the terms of the Advisory Agreement with respect to management and incentive fees may create an incentive for the Adviser to approve and cause us to make more speculative investments than we would otherwise make in the absence of such fee structure. In addition, certain personnel of the Adviser and/or Churchill serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts or investment vehicles sponsored or managed by them. Similarly, Churchill may have other clients or other accounts with similar, different or competing investment objectives as us. In serving in these multiple capacities, they may have obligations to other clients, other accounts or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or our Shareholders. The conflicts of interest described herein could prevent the Fund from making or disposing of certain investments or making or disposing of certain investments on the terms desired.

Churchill or its affiliates also earn additional fees related to the securities in which the Fund invests, which may result in conflicts of interests for the senior investment professionals and members of the investment committee making investment decisions. For example, Churchill and its affiliates may act as an arranger, syndication agent, or in a similar capacity with respect to securities in which the Fund invests, where Churchill's investment staff sources and arranges financing transactions that may be eligible for investment by its client accounts (including the Fund) and in connection therewith commits to source, arrange, and issue such financing instruments as may be required by the related issuer(s). In connection with such sourcing and arranging activity, such issuer(s) agree to pay Churchill and its affiliates compensation in the form of closing or arrangement fees, which compensation is paid to them at or immediately prior to the funding of such financing, separately from management fees paid by the Fund. Additionally, affiliates of Churchill may act as the administrative agent on credit facilities under which such securities are issued, which may contemplate additional compensation to such affiliates for the service of acting as administrative agent thereunder. Each of Churchill and Nuveen Asset Management has a separate account, fund-of-one, or other managed account arrangements in place with TIAA or subsidiaries thereof. Consistent with their respective investment allocation policies and the Order, Churchill and Nuveen Asset Management also may be managing certain securities for the Fund and allocating the same investments to TIAA (or subsidiaries thereof) pursuant to such arrangements, which may lead to conflicts of interest.
In certain instances, it is possible that other entities managed by Churchill or Nuveen Asset Management or a proprietary account of TIAA may be invested in the same or similar loans or securities as those held by the Fund, and which may be acquired at different times at lower or higher prices. Those investments also may be in securities or other instruments in different parts of the company’s capital structure that differ significantly from the investments held by the Fund, including with respect to material terms and conditions, including, without limitation, seniority, interest rates, dividends, voting rights and participation in liquidation proceeds. To the extent such a conflict occurs, Churchill and/or Nuveen Asset Management will attempt to resolve the conflict in a fair and equitable manner. However, there can be no assurance that conflicts will be resolved in our favor. Consequently, in certain instances these investments may be in positions or interests that are potentially adverse to those taken or held by the Fund. In such circumstances, measures will be taken to address such actual or potential conflicts, which may include, as appropriate, establishing an information barrier between or among the applicable personnel of the relevant affiliated entities (including as between officers of Churchill), requiring recusal of certain personnel from participating in decisions that give rise to such conflicts, or other protective measures as will be established from time to time to address such conflicts.
Further, an affiliate of TIAA may serve as the administrative or other named agent on behalf of the lenders with respect to investments by the Fund and/or one or more of its affiliates. In some cases, investments that are originated or otherwise sourced by Churchill may be funded by a loan syndicate organized by Churchill (“Loan Syndicate”) or its affiliates. The participants in a Loan Syndicate (the “Loan Syndicate Participants”), in addition to the Fund and its affiliates may include other lenders and various institutional and sophisticated investors (through private investment vehicles in which they invest). The entity acting as agent may serve as an agent with respect to loans made at varying levels of a borrower’s capital structure. Loan Syndicate Participants may hold investments in the same or distinct tranches in the loan facilities of which the portfolio investment is a part or in different positions in the capital structure under such portfolio investment. As is typical in such agency arrangements, the agent is the party responsible for administering and enforcing the terms of the loan facility, may take certain actions and make certain decisions in its discretion, and generally may take material actions only in accordance with the instructions of a designated percentage of the lenders. In the case of loan facilities that include both senior and subordinate tranches, the agent may take actions in accordance with the instructions of the holders of one or more of the senior tranches without any right to vote or consent (except in certain limited circumstances) by the subordinated tranches of such indebtedness. Churchill expects that the portfolio investments held by the Fund and its affiliates may represent less than the amount of debt sufficient to direct, initiate or prevent actions with respect to such loan facility, or a tranche thereof, of which the Fund’s investment is a part (other than preventing those that require the consent of each lender). As a result of an affiliate of TIAA acting as agent for an agented loan where a Loan Syndicate Participant may own more of the related indebtedness of the obligor or hold indebtedness in a position in the capital structure of an obligor different from that of the Fund and its affiliates, such Loan Syndicate Participants will be in a position to exercise more control with respect to the related loan facility than that which Churchill could exercise on behalf of the Fund, and may exercise such control in a manner adverse to the interests of the Fund.
In addition, TIAA and other client accounts of Churchill, in connection with an advisory relationship with Churchill, may be a limited partner investor in many of the private equity funds that own the portfolio companies in which the Fund will invest or TIAA (and other private clients managed by Churchill and its affiliates) may otherwise have a relationship with the private equity funds or portfolio companies in which the Fund invests, which may give rise to certain conflicts or limit the Fund’s ability to invest in such portfolio companies. TIAA (and other private clients managed by Churchill and its affiliates) may also hold passive equity co-investments in such private equity funds or portfolio companies owned by such fund, or in holding companies elsewhere in the capital structure of the private equity fund or portfolio company, which may give rise to certain conflicts for the investment professionals when making investment decisions.
Nuveen Asset Management may manage certain of the Fund’s liquid investments pursuant to the NAM Sub-Advisory Agreement. Nuveen Asset Management may serve as managing member, adviser or sub-adviser to one or more affiliated private funds or other pooled investment vehicles. Investment professionals associated with Nuveen Asset Management are actively involved in other investment activities not concerning the Fund and will not devote all of their professional time to the Fund's affairs. For example, Nuveen Asset Management may compete with other affiliates and other accounts for investments for the Fund, subjecting Nuveen Asset Management to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf. In the event that a conflict of interest arises, Nuveen Asset Management will endeavor, so far as it is able, to ensure that such conflict is resolved in a manner consistent with applicable law and its internal policies. There can be no assurance that Nuveen Asset Management will resolve all conflicts of interest in a manner that is favorable to the Fund and any such conflicts of interest could have a material adverse effect on the Fund.
Allocation of Investment Opportunities
Churchill and its affiliates have procedures and policies in place designed to manage the potential conflicts of interest between their fiduciary obligations to us and their similar fiduciary obligations to other clients. An investment opportunity that is suitable for multiple clients of Churchill’s and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that Churchill’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
In order to address these issues, Churchill has put in place an investment allocation policy that addresses the restrictions under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities. In the absence of using the Order from the SEC that permits greater flexibility relating to co-investments, Churchill will apply the investment allocation policy to determine which entities will proceed with an investment. When we engage in permitted co-investments, we will do so in a manner consistent with Churchill’s allocation policy. In situations where co-investment with other entities managed by Churchill or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, Churchill will need to decide whether we or such other entity or entities will proceed with the investment. Churchill will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.
Churchill’s allocation policy sets target holds for the Fund and the other accounts managed by Churchill in the ordinary course. The target hold amounts are designed to achieve a high level of diversification in the Fund and the other accounts managed by Churchill, generally in the one percent (1%) - two percent (2%) range (but may be greater or lesser than that from time to time, depending on market conditions). Target holds may be less than the maximum hold position permitted under the investment restrictions applicable to such account (including the Fund), and as a result of the application of the target hold, additional investment capacity may exist, which may go towards co-investment vehicles.
Affiliated Intermediary Manager
The Intermediary Manager, Nuveen Securities, LLC, is an affiliate of the Adviser and Churchill, and will not make an independent review of the Fund or the Fund’s public offering of its Common Shares. This relationship may create conflicts in connection with the Intermediary Manager’s due diligence obligations under the federal securities laws. No independent review of us will be made in connection with the distribution of our Common Shares in our public offering.
Co-Investment Opportunities
As a BDC, the Fund is subject to certain regulatory restrictions in negotiating certain investments with entities with which the Fund may be restricted from doing so under the 1940 Act, such as Churchill and its affiliates, unless it obtains an exemptive order from the SEC.
We may co-invest with Churchill’s and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in privately placed securities so long as certain conditions are met, including that Churchill, acting on our behalf and on behalf of other clients, negotiates no term other than price. We also may co-invest with Churchill’s or its affiliates’ other clients as otherwise permissible under regulatory guidance, applicable regulations, and Churchill’s investment allocation policy, which Churchill maintains in writing. Under this investment allocation policy, a portion of each eligible investment opportunity, which may vary based on asset class and from time to time, is offered to us and similar eligible accounts, as periodically determined by Churchill. The Fund also may participate in negotiated co-investment transactions with certain other funds and accounts sponsored or managed by Churchill, Nuveen Asset Management and/or their respective affiliates pursuant to the Order. Pursuant to the Order, the Fund is permitted to co-invest with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Trustees make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and the Shareholders and do not involve overreaching in respect of the Fund or its Shareholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of the Shareholders and is consistent with the Fund then-current investment objective and strategies. Neither we nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to us or them.
Material Non-Public Information
The investment professionals of the Adviser, Churchill and Nuveen Asset Management may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a portfolio company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Promoters and Certain Control Persons
The Adviser, Churchill and Nuveen Asset Management may be deemed promoters of the Fund. We have entered into the Advisory Agreement with the Adviser, the CAM Sub-Advisory Agreement with Churchill, and the NAM Sub-Advisory Agreement with Nuveen Asset Management.

PROPOSAL 2: APPROVAL OF THE AMENDED BYLAWS TO CHANGE THE QUORUM REQUIREMENT FROM ONE-THIRD OF OUTSTANDING COMMON SHARES TO A MAJORITY OF OUTSTANDING COMMON SHARES TO HOLD A MEETING OF SHAREHOLDERS
Shareholders are being asked to approve the Amended Bylaws to change the quorum requirement from one-third of outstanding Common Shares to a majority of outstanding Common Shares to hold a meeting of Shareholders. On February 18, 2025, the Board approved the Amended Bylaws and directed that the Amended Bylaws be submitted to Shareholders for approval at the Annual Meeting.
Purpose and Effect of Change to the Quorum Requirement
Currently, the Third Amended and Restated Bylaws provides that the presence in-person or by proxy of Shareholders holding one-third of the outstanding Common Shares constitutes a quorum to hold a meeting of Shareholders. The Amended Bylaws will impose a higher quorum requirement and require that the presence in-person or by proxy of Shareholders holding a majority of the outstanding Common Share will constitute a quorum to hold a meeting of Shareholders. Shareholders are being asked to change the quorum requirement to hold a meeting of Shareholders as a result of a comment issued by a state’s securities regulator in connection with its “blue sky” review of the Fund’s offering. If the Amended Bylaws are approved by Shareholders, the higher quorum requirement could result in additional solicitation costs being incurred by the Fund to hold a meeting of Shareholders. The Board considered the likelihood of additional costs along with the benefits of greater Shareholder participation, and determined that it would be in the best interests of the Shareholders to approve the Amended Bylaws.
Amended Bylaws
If approved by Shareholders, the Amended Bylaws will become effective upon such approval. A copy of the Amended Bylaws is attached to this Proxy Statement as Exhibit A.
Vote Required
Approval of this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting virtually or by proxy, meaning votes cast in favor of this proposal must exceed the votes against. Abstentions will not be included in determining the number of votes cast and, as a result, will not affect the outcome.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDED BYLAWS.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
PricewaterhouseCoopers LLP, New York, New York, has been appointed by the Audit Committee and the Board to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2025. PricewaterhouseCoopers LLP acted as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2024. PricewaterhouseCoopers LLP has advised us that neither the firm nor any present member or associate of it has a direct financial or material indirect financial interest in the Fund or its affiliates. It is expected that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.
Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Fund by PricewaterhouseCoopers LLP for professional services performed for the fiscal years ended December 31, 2024 and December 31, 2023:

	For the fiscal year ended December 31, 2024	For the fiscal year ended December 31, 2023
Audit Fees	$440,550	$274,500
Audit-Related Fees	$33,000	—
Tax Fees	$76,630	$45,150
All Other Fees	—	—
Total Fees	$550,180	$319,650
Audit Fees: Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our financial statements included in the Annual Report and the review of our financial statements included in our quarterly reports on Form 10-Q in accordance with generally accepted auditing principles in the United States (“U.S. GAAP”), this category contains fees for comfort letters, statutory audits, consents and assistance with and review of documents filed with the SEC.
Audit-Related Fees: Audit-related fees are assurance and related services that are reasonably related to the performance of the independent accountant, such as attest services that are not required by statute or regulation.
Tax Services Fees: Tax fees include professional fees for tax compliance and tax advice.
All Other Fees: Other fees would include fees for products and services other than the services reported above.
Pre-Approval Policies and Procedures
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and such services cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent registered public accounting firm to management.
Audit Committee Report*
The Audit Committee of the Board operates under a written charter adopted by the Board. The Audit Committee is currently composed of Messrs. Potter and Ritchie and Mses. Sklar and Smith.
Management is responsible for the Fund's internal controls over financial reporting. The Fund’s independent registered public accounting firm is responsible for performing an independent audit of the Fund’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and expressing an opinion on the conformity of those audited financial statements in accordance with U.S. GAAP. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Fund’s independent registered public accounting firm.

Audit Firm Selection/Ratification
At least annually, the Audit Committee reviews the Fund’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Fund. PricewaterhouseCoopers LLP has been the Fund’s independent registered public accounting firm since 2022.
When conducting its latest review of PricewaterhouseCoopers LLP, the Audit Committee actively engaged with PricewaterhouseCoopers LLP’s engagement partners and considered, among other factors:
•the professional qualifications of PricewaterhouseCoopers LLP and that of the lead audit partner and other key engagement members relative to the current and ongoing needs of the Fund;
•PricewaterhouseCoopers LLP’s historical and recent performance on the Fund’s audits, including the extent and quality of PricewaterhouseCoopers LLP’s communications with the Audit Committee related thereto;
•senior management’s assessment of PricewaterhouseCoopers LLP’s performance;
•the appropriateness of PricewaterhouseCoopers LLP’s fees relative to both efficiency and audit quality;
•PricewaterhouseCoopers LLP’s independence policies and processes for maintaining its independence;
•PCAOB audit quality inspection reports on PricewaterhouseCoopers LLP;
•PricewaterhouseCoopers LLP’s tenure as the Fund’s independent registered public accounting firm and its related depth of understanding of the Fund’s businesses, operations and systems and the Fund’s accounting policies and practices;
•PricewaterhouseCoopers LLP’s professional integrity and objectivity; and
•the relative benefits, challenges, overall advisability and potential impact of selecting a different independent registered public accounting firm.
As a result of this evaluation, the Audit Committee approved the appointment of PricewaterhouseCoopers LLP for the 2025 fiscal year.
Audit Engagement Partner Selection
Under SEC rules and PricewaterhouseCoopers LLP’s practice, the lead engagement audit partner is required to change every five years, and the current lead audit partner was appointed for the fiscal year ended December 31, 2024.
Pre-Approval Policy
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent registered public accounting firm to management.
During the fiscal year ended December 31, 2024, the Audit Committee pre-approved 100% of non-audit services in accordance with the pre-approval policy described above.
Review with Management
The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. GAAP.

Review and Discussion with Independent Registered Public Accounting Firm
The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, matters required to be discussed by the applicable requirements of the PCAOB. The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.
Conclusion
Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Fund’s Annual Report for the fiscal year ended December 31, 2024 for filing with the SEC. The Audit Committee also recommended the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2025.
Respectfully Submitted,
The Audit Committee
James Ritchie
Stephen Potter
Dee Dee Sklar
Sarah Smith
*    The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Fund under the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING
The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of Shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF SHAREHOLDER PROPOSALS
Any proposal of a Shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2026 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by us on or before December 12, 2025. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Vice President and Secretary, John McCally. Our Nominating Committee will review all Shareholder proposals and will make recommendations to the Board for action on such proposals.
Shareholder proposals or trustee nominations to be presented at the 2026 annual meeting of shareholders, other than shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.
Our bylaws require that the proposal or recommendation for trustee nominations must be delivered to, or mailed and received at, the principal executive offices of the Fund not earlier than November 12, 2025, the 150th day prior to the one year anniversary of the date of the Fund’s proxy statement for the preceding year’s annual meeting, and not later than 5:00 p.m., Eastern Time, on December 12, 2025, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or trustee nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of 5:00 p.m., Eastern Time, on the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

SUBMISSION OF COMPLAINTS
The Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund’s Chief Compliance Officer, Charmagne Kukulka. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee Chair. Complaints may also be submitted on an anonymous basis via an anonymous online reporting system.
HOUSEHOLDING
Mailings for multiple Shareholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all Shareholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Fund communications and would prefer to receive separate mailings of Fund communications, please contact John McCally by telephone at (212) 478-9200 or by mail to Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Vice President and Secretary, John McCally.
AVAILABLE INFORMATION
Copies of the Fund’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K are available at the Fund’s website (www.nuveen.com/pcap) or without charge, upon request. Please contact Investor Relations by telephone at (212) 478-9237, by email at PCAP-IR@churchillam.com or mail your request to Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152.
YOU ARE CORDIALLY INVITED TO PARTICIPATE IN THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, YOU ARE REQUESTED TO VOTE IN ACCORDANCE WITH THE VOTING INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, OR BY REQUESTING HARD COPY PROXY MATERIALS FROM US AND RETURNING A PROXY CARD.

PRIVACY NOTICE
The following information is provided to help investors understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
     In order to provide you with individualized service, the Fund collects certain nonpublic personal information about you from information you provide on your subscription agreement or other forms (such as your address and social security number), and information about your account transactions with the Fund (such as purchases of Common Shares and account balances). The Fund also may collect such information through your account inquiries by mail, email, telephone or website.
The Fund does not disclose any nonpublic personal information about you to anyone, except as permitted by law. Specifically, so that the Fund, Churchill and their affiliates may continue to offer services that best meet your investing needs, the Fund may disclose the information we collect, as described above, to companies that perform administrative or marketing services on behalf of the Fund, such as transfer agents, or printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which they have been hired, and are not permitted to use or share this information for any other purpose.
We will continue to adhere to the privacy policies and practices described in this notice if you no longer hold Common Shares.
The Fund and Churchill maintain internal security procedures to restrict access to your personal and account information to those officers and employees who need to know that information to service your account. The Fund maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V68610-P29254 ! ! ! 01) Kenneth Kencel 02) William Huffman 03) Stephen Potter 04) James Ritchie 05) Dee Dee Sklar 06) Sarah Smith For All Withhold All For All Except For Against Abstain ! !! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND 375 PARK AVENUE, 9TH FLOOR NEW YORK, NY 10152 VOTE BY INTERNET Before the Annual Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or the Annual Meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Annual Meeting - Go to www.virtualshareholdermeeting.com/PCAP2025 Shareholders of record may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or the Annual Meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND 1. The election of the following persons as trustees, who will each serve as a trustee of Nuveen Churchill Private Capital Income Fund's (the "Fund") board of trustees until 2026, or until their respective successor is duly elected and qualified. 2. Approval of the Fourth Amended and Restated Bylaws of the Fund to change the quorum requirement from one-third of outstanding common shares to a majority of outstanding common shares to hold a meeting of shareholders. The Board of Trustees recommends you vote FOR the following: To conduct such other business as may properly come before the Annual Meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. SCAN TO VIEW MATERIALS & VOTEw

V68611-P29254 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of the Annual Meeting, the Proxy Statement and the Annual Report on Form 10-K are available at www.proxyvote.com. This Proxy is Solicited on Behalf of the Board of Trustees of Nuveen Churchill Private Capital Income Fund for the Annual Meeting of Shareholders May 29, 2025 at 11:30 a.m., Eastern Time The undersigned shareholder of Nuveen Churchill Private Capital Income Fund (the "Fund") acknowledges receipt of the Notice of Annual Meeting of Shareholders of the Fund (the "Annual Meeting") and hereby appoints Kenneth Kencel, Shaul Vichness and John McCally, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the common shares of beneficial interest of the Fund which the undersigned is entitled to vote at the Annual Meeting to be held at 11:30 a.m., Eastern Time on May 29, 2025 at www.virtualshareholdermeeting.com/PCAP2025, and any adjournment or postponement thereof. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted FOR each of the proposals in accordance with the recommendation of the Fund's board of trustees and in the discretion of the proxies with respect to any other matters that may properly come before the Annual Meeting. Continued and to be signed on reverse side

Exhibit A
NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
FOURTH AMENDED AND RESTATED BYLAWS
ARTICLE I.
OFFICES
Section 1. PRINCIPAL OFFICE. The principal office of Nuveen Churchill Private Capital Income Fund (the “Company”) in the State of Delaware shall be located at such place as the Board of Trustees of Company (the “Trustees” or the “Board”) may designate from time to time.
Section 2. ADDITIONAL OFFICES. The principal executive office of the Company is at 430 Park Avenue, 14th Floor, New York, NY 10022. The Company may have additional offices at such places as the Board may from time to time determine or the business of the Company may require.
ARTICLE II.
MEETINGS OF SHAREHOLDERS
Section 1. PLACE. All meetings of shareholders shall be held at the principal executive office of the Company or at such other place as shall be set by the Board and stated in the notice of the meeting.
Section 2. ANNUAL MEETING. The annual meeting of shareholders for the election of Trustees shall be held on such date and at such time and at such place as shall be designated from time to time by the Board. Any other proper business may be transacted at the annual meeting of shareholders.
Section 3. SPECIAL MEETINGS.
(a) General. The (i) chairman of the Board, (ii) chief executive officer, (iii) president, or (iv) a majority of the Board may call a special meeting of the shareholders. Subject to subsection (b) of this Section 3, the secretary of the Company shall call a special meeting of shareholders upon the written request of the shareholders entitled to cast not less than ten percent (10%) of all the votes entitled to be cast at such meeting.
(b) Shareholder Requested Special Meetings.
(1) Any shareholder of record seeking to have shareholders request a special meeting shall, by sending written notice to the secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board to fix a record date to determine the shareholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more shareholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such shareholder (or such agent) and shall set forth all information relating to each such shareholder that must be disclosed in solicitations of proxies for election of Trustees in an election contest (even if an election contest is not involved), or as otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act. Upon receiving the Record Date Request Notice and subject to Delaware Statutory Trust Act, as amended from time to time, (the “DSTA”), the Board may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten (10) days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board. If the Board, within ten (10) days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth (10th) day after the first date on which the Record Date Request Notice is received by the secretary.
(2) In order for any shareholder to request a special meeting, one or more written requests for a special meeting signed by shareholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than ten percent (10%) (the “Special Meeting Percentage”) of all of the votes entitled to be cast at such meeting (the “Special Meeting Request”) shall be delivered to the secretary. In addition, the Special Meeting Request shall set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to the matters set forth in the Record Date Request Notice received by the secretary), shall bear the date of signature of each such shareholder (or such agent) signing the Special Meeting Request, shall set forth the name and address, as they appear in the Company’s books, of each shareholder signing such request (or on whose behalf the Special Meeting Request is signed) and the class, series and number of all shares of the Company which are owned by each such shareholder, and the nominee holder for, and number of, shares owned beneficially but not of record, shall be sent to the secretary by registered mail, return receipt requested, and shall be received by the secretary within sixty (60) days after the Request Record Date (the “Special Meeting Request Deadline”). Any requesting shareholder may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary (or agent duly authorized in a writing accompanying the revocation or the Special Meeting Request).
(3) If the Special Meeting Percentage is met by the Special Meeting Request Deadline, the secretary shall inform the requesting shareholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Company’s proxy materials). The secretary shall not be required to call a special meeting upon shareholder request and such meeting shall not be held unless, in addition to the documents required by this subsection, the secretary receives payment of such reasonably estimated cost prior to the mailing of any notice of the meeting.
(4) Except as provided in the next sentence, any special meeting shall be held at such place, date and time as may be designated by the Chief Executive Officer or the Board of Trustees, whoever has called the meeting. In the case of any special meeting called by the secretary upon the request of shareholders (a “Shareholder Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Trustees; provided, however, that the date of any Shareholder Requested Meeting shall be not more than sixty (60) days nor less than fifteen (15) days after the secretary gives notice for such meeting (the “Meeting Record Date”); and provided further that if the Board fails to designate, within ten (10) days after the date that a valid Special Meeting Request is actually received by the secretary (the “Delivery Date”), a date and time for a shareholder requested meeting, then such meeting shall be held at 2:00 p.m. local time on the sixtieth (60th) day after the Meeting Record Date or, if such sixtieth (60th) day is not a Business Day (as defined below), on the first preceding Business Day. The secretary shall provide a notice to all shareholders of such Shareholder Requested Meeting within ten (10) days of the Delivery Date, by person or by mail, of the date, time and location of such Shareholder Requested Meeting and the purpose of the Shareholder Requested Meeting; provided that in the event that the Board fails to designate a place for a shareholder requested meeting within ten (10) days after the Delivery Date, then such meeting shall be held at the principal executive office of the Company. In fixing a date for any special meeting, the Chief Executive Officer or the Board of Trustees may consider such factors as the Trustees deem relevant within the good faith exercise of business judgment, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for meeting and any plan of the Board to call an annual meeting or a special meeting. In the case of any shareholder requested meeting, the Board shall fix a Meeting Record Date that is a date not later than thirty (30) days after the Delivery Date. The Board of Trustees may revoke the notice for any Shareholder Requested Meeting in the event that the requesting shareholders fail to comply with the provisions of paragraph (3) of this Section 3(b).
(5) If written revocations of requests for the special meeting have been delivered to the secretary and the result is that shareholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting to the secretary, the secretary shall: (i) if the notice of meeting has not already been mailed, refrain from mailing the notice of the meeting and send to all requesting shareholders who have not revoked such requests written notice of any revocation of a request for the special meeting, or (ii) if the notice of meeting has been mailed and if the Secretary first sends to all requesting shareholders who have not revoked requests for a special meeting written notice of any revocation of a request for the special meeting and written notice of the secretary’s intention to revoke the notice of the meeting, revoke the notice of the meeting at any time before ten (10) days before the commencement of the meeting. Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.
(6) The Board, the chairman of the Board, the chief executive officer or the president may appoint independent inspectors of elections to act as the agent of the Company for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported request shall be deemed to have been delivered to the secretary until the earlier of (i) five (5) Business Days after receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Company that the valid requests received by the secretary represent, as of the Request Record Date, not less than the Special Meeting Percentage. Nothing contained in this subsection (5) shall in any way be construed to suggest or imply that the Company or any shareholder shall not be entitled to contest the validity of any request, whether during or after such five (5) Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).
(7) For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or other day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
Section 4. NOTICE OF MEETINGS.
(a) Method of Delivery; Minimum Contents; Waiver. Written or printed notice of the purpose or purposes, in the case of a special meeting, and of the time and place of every meeting of the shareholders shall be given by the secretary of the Company to each shareholder of record entitled to vote at the meeting and to each other shareholder entitled to notice of the meeting, by: (i) presenting the notice to such shareholder personally, (ii) placing the notice in the mail, (iii) delivering the notice by overnight delivery service, (iv) transmitting the notice by electronic mail or any other electronic means, or (v) any other means permitted by Delaware law, at least ten (10) days, but not more than ninety (90) days, prior to the date designated for the meeting, addressed to each shareholder at such shareholder’s address appearing on the records of the Company or supplied by the shareholder to the Company for the purpose of notice. The notice shall state the time and place of the meeting and, in the case of a special meeting or as otherwise maybe required by statute or these Bylaws, the purpose for which the meeting is called. The notice of any meeting of shareholders may be accompanied by a form of proxy approved by the Board in favor of the actions or persons as the Board may select. Notice of any meeting of shareholders shall be deemed waived by any shareholder who attends the meeting in person or by proxy or who before or after the meeting submits a signed waiver of notice that is filed with the records of the meeting.
(b) Scope of Notice. Except as provided in Article II, Section 11, any business of the Company may be transacted at an annual meeting of shareholders without being specifically designated in the notice of such meeting, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of shareholders except as specifically designated in the notice of such meeting.
Section 5. ORGANIZATION AND CONDUCT. Every meeting of shareholders shall be conducted by an individual appointed by the Board to be chairman of the meeting or, in the absence of such appointment, by the chairman of the board, if any, or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting: the chief executive officer, the president, if any, any vice president, the secretary, the treasurer or, in the absence of such officers, a chairman chosen by the shareholders by the vote of a majority of the votes cast by shareholders present in person or by proxy. The secretary or, in the secretary’s absence, an assistant secretary or, in the absence of both the secretary and assistant secretaries, an individual appointed by the Board or, in the absence of such appointment, an individual appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of the shareholders, an assistant secretary, or, in the absence of assistant secretaries, an individual appointed by the Board or the chairman of the meeting, shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of shareholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairman, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to shareholders of record of the Company, their duly authorized proxies or other such individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to shareholders of record of the Company entitled to vote on such matter, their duly authorized proxies or other such individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) maintaining order and security at the meeting; (f) removing any shareholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; and (g) recessing or adjourning the meeting to a later date and time and place announced at the meeting. Unless otherwise determined by the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 6. QUORUM. At any meeting of shareholders, the presence in person or by proxy of the shareholders of the Company holding a majority of the outstanding shares of the Company (without regard to class or series) shall constitute a quorum, except with respect to any such matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of capital shares of the Company, in which case the presence in person or by proxy of the holders of shares of the Company’s capital shares holding a majority of the outstanding shares of such class shall constitute a quorum. This Section 6 shall not affect any requirement under any applicable law, any other provisions of these Bylaws or the Sixth Amended and Restated Declaration of Trust of the Company, as further amended or restated from time to time (the “Declaration of Trust”), for the vote necessary for the adoption of any measure. If such quorum shall not be present at any meeting of the shareholders, then the chairman of the meeting or the shareholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting to a date not more than one hundred twenty (120) days after the original record date without further notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.
Section 7. VOTING. A plurality of all votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to elect a Trustee, provided that, in the case where the number of nominees for the trusteeships (or, if applicable, the trusteeships of a particular class of trustees) exceeds the number of such trustees to be elected (a “Contested Election”), a majority of all votes cast shall be required to elect such nominee, provided that if a sufficient number of votes to elect a trustee are not cast in a Contested Election to elect an Independent Trustee, the incumbent Independent Trustee (for purposes of these Bylaws, as such term is defined in the Declaration of Trust), if any, shall retain their position until the next meeting of shareholders duly called and at which a quorum is present, and until such meeting shall only be entitled to vote on actions taken by the Trustees regarding the Board of Trustees’ obligations under Section 15(c) of the 1940 Act. Each share may be voted for as many individuals as there are Trustees to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by the Investment Company Act of 1940, as amended (the “1940 Act”) or other applicable law, the Declaration of Trust or Article III of these Bylaws. Unless otherwise provided in the Declaration of Trust, each outstanding share owned of record on the applicable record date, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.
Section 8. PROXIES. A shareholder may vote the shares owned of record by the shareholder, either in person or by proxy executed in writing by the shareholder or by the shareholder’s duly authorized agent as permitted by law. Such proxy shall be filed with the secretary of the Company before or at the meeting.
Section 9. VOTING OF SHARES BY CERTAIN HOLDERS. Shares of the Company registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such share pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such share. Any fiduciary may vote shares registered in his or her name as such fiduciary, either in person or by proxy.
Shares of the Company directly owned by it or its subsidiaries shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.
The Board may adopt by resolution a procedure by which a shareholder may certify in writing to the Company that any shares registered in the name of the shareholder are held for the account of a specified person other than the shareholder. The resolution shall set forth the class of shareholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the shares transfer books, the time after the record date or closing of the shares transfer books within which the certification must be received by the Company; and any other provisions with respect to the procedure which the Board considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the shareholder of record of the specified shares in place of the shareholder who makes the certification.
Section 10. INSPECTORS. The Board in advance of any meeting of shareholders, or the chairman of the meeting at any meeting of shareholders, may, but need not, appoint one or more individual inspectors or one or more entities that designate individuals as inspectors to act at the meeting or any adjournment thereof. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the chairman of the meeting. The inspectors, if any, shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, as defined in this Article II, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, and determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. Each such report of an inspector shall be in writing and signed by him or her or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.
Section 11. ADVANCE NOTICE OF SHAREHOLDER NOMINEES FOR TRUSTEES AND OTHER SHAREHOLDER PROPOSALS.
(a) Annual Meetings of Shareholders. With regards to the Company’s annual meeting of its shareholders:
(1) Nominations of individuals for election to the Board and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders (i) pursuant to the Company’s notice of meeting, (ii) by or at the direction of the Board or (iii) by any shareholder of the Company who was a shareholder of record both at the time of giving of notice provided for in this Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with this Section 11(a).
(2) For nominations of individuals for election to the Board or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of subsection (a)(1) of this Section 11, the shareholder must have given timely notice thereof in writing to the secretary of the Company and such other business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder’s notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Company not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the one hundred fiftieth (150th) day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to the date of mailing of the notice for such annual meeting or the tenth (10th) day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above. Such shareholder’s notice shall set forth: (i) as to each individual whom the shareholder proposes to nominate for election or reelection as a Trustee, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Trustees, or is otherwise required, in each case pursuant to Regulation 14A (or any successor regulations) under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected ) and whether such shareholder believes any such individual is, or is not, an Interested Person (as such term is defined in the Declaration of Trust) of the Company and information regarding such individual that is sufficient, in the discretion of the Board or any committee thereof or any authorized officer of the Company, to make such determination: (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder or any Shareholder Associated Person (as defined below) and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice, any Shareholder Associated Person and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the name and address of such shareholder, as they appear on the Company’s books, of any Shareholder Associated Person and of such beneficial owner and the class and number of shares of the Company which are owned beneficially and of record by such shareholder, Shareholder Associated Person and such beneficial owner.
(3) Notwithstanding anything in the second sentence of Section 11(a)(2) to the contrary, in the event that the number of Trustees to be elected to the Board is increased and there is no public announcement naming all of the nominees for Trustee or specifying the size of the increased Board made by the Company at least one hundred thirty (130) days prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Company not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Company.
(4) For purposes of this Section 11, “Shareholder Associated Person” of any shareholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such shareholder, (ii) any beneficial owner (as defined in the Declaration of Trust) of shares of the Company owned of record or beneficially by such shareholder and (iii) any person controlling, controlled by or under common control with such Shareholder Associated Person. For purposes of this Section 11, “control” shall have the meaning ascribed to it in Section 2 of the 1940 Act.
(b) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Company’s notice of meeting. Nominations of individuals for election to the Board may be made at a special meeting of shareholders at which Trustees are to be elected (i) pursuant to the Company’s notice of meeting, (ii) by or at the direction of the Board or (iii) provided that the Board has determined that Trustees shall be elected at such special meeting, by any shareholder of the Company who is a shareholder of record both at the time of giving of notice provided for in this Section 11 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 11. In the event the Company calls a special meeting of shareholders for the purpose of electing one or more individuals to the Board, any such shareholder may nominate an individual or individuals (as the case may be) for election as a Trustee as specified in the Company’s notice of meeting, if the shareholder’s notice required by subsection (a)(2) of this Section 11 shall be delivered to the secretary at the principal executive office of the Company not earlier than the one hundred fiftieth (150th) day prior to such special meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting commence a new time period for the giving of a shareholder’s notice as described above.
(c) General.
(1) Upon written request by the secretary or the Board or any committee thereof, any shareholder proposing a nominee for election as a Trustee or any proposal for other business at a meeting of shareholders shall provide, within five (5) Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board or any committee thereof or any authorized officer of the Company, to demonstrate the accuracy of any information submitted by the shareholder pursuant to this Section 11. If a shareholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with this Section 11.
(2) Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election as Trustees, and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with this Section 11. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

(3) For purposes of this Section 11, (a) the “date of mailing of the notice” shall mean the date of the proxy statement for the solicitation of proxies for election of Trustees and (b) “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press Business Wire, PR Newswire or comparable news service or (ii) in a document publicly filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) pursuant to the Exchange Act or the 1940 Act.
(4) Notwithstanding the foregoing provisions of this Section 11, a shareholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a shareholder to request inclusion of a proposal in, nor the right of the Company to omit a proposal from, the Company’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.
Section 12. VOTING BY BALLOT. Voting on any question or in any election may be viva voce unless the presiding officer shall order or any shareholder shall demand that voting be by ballot.
ARTICLE III.
TRUSTEES
Section 1. GENERAL POWERS. The business and affairs of the Company shall be managed under the direction of its Board. The Board may designate a chairman of the Board, who may also be an officer of the Company, and who will have such powers and duties as determined by the Board from time to time.
Section 2. NUMBER, TENURE AND QUALIFICATIONS. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board may establish, increase or decrease the number of Trustees, provided that the number thereof shall never be fewer than one, and further provided that the tenure of office of a Trustee shall not be affected by any decrease in the number of Trustees. A majority of Trustees shall be Independent Trustees (for purposes of these Bylaws, as such term is defined in the Declaration of Trust).
Section 3. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board shall be held immediately after and at the same place as the annual meeting of shareholders, no notice other than this Bylaw being necessary. Regular meetings of the Board shall be held from time to time at such places and times as provided by the Board by resolution, without notice other than such resolution.
Section 4. SPECIAL MEETINGS. Special meetings of the Board may be called by or at the request of the chairman of the Board, the chief executive officer, the president or by a majority of the Trustees then in office. The person or persons authorized to call special meetings of the Board may fix any place as the place for holding any special meeting of the Board called by them. The Board may provide, by resolution, the time and place for the holding of special meetings of the Board, without notice other than such resolution.
Section 5. NOTICE. Meetings of the Trustees may be held without call or notice. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Trustees need be stated in the notice or waiver of notice of such meeting, and no notice need be given of action proposed to be taken by unanimous written consent.
Section 6. QUORUM. Any time there is more than one Trustee, a quorum for all meetings of the Trustees shall be one-third, but not less than two, of the Trustees. Unless provided otherwise in the Declaration of Trust or these Bylaws and except as required under the 1940 Act, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees. Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be one-third, but not less than two, of the members thereof. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent as provided in Section 10. With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent not prohibited by the 1940 Act. The Trustees present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough Trustees to leave less than a quorum.

Section 7. VOTING. The action of the majority of the Trustees present at a meeting at which a quorum, as defined in Section 6 of this Article III, is present shall be the action of the Board, unless the concurrence of a greater proportion is required for such action by applicable statute or the Declaration of Trust. If enough Trustees have withdrawn from a meeting to leave less than a quorum, as defined in Section 6 of this Article III, but the meeting is not adjourned, the action of the majority of the Trustees still present at such meeting shall be the action of the Board, unless the concurrence of a greater proportion is required for such action by applicable statute or the Declaration of Trust.
Section 8. ORGANIZATION. At each meeting of the Board, the chairman of the Board or, in the absence of the chairman, the chief executive officer shall act as chairman of the meeting. In the absence of both the chairman and the chief executive officer, the president, if any, or in the absence of the president, a Trustee chosen by a majority of the Trustees present shall act as chairman of the meeting. The secretary or, in his or her absence, an assistant secretary of the Company, or in the absence of the secretary and all assistant secretaries, a person appointed by the chairman, shall act as secretary of the meeting.
Section 9. TELEPHONE MEETINGS. Trustees may participate in a meeting, and any committee member of any committee established by the Board pursuant to Article IV, by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time; provided however, this Section 9 does not apply to any action of the Trustees pursuant to the 1940 Act, that requires the vote of the Trustees to be cast in person at a meeting. Participation in a meeting by these means shall constitute presence in person at the meeting.
Section 10. WRITTEN CONSENT BY TRUSTEES Any action which may be taken by Trustees by vote may be taken without a meeting if that number of the Trustees, or members of a committee, as the case may be, required for approval of such action at a meeting of the Trustees or of such committee consent to the action in writing and the written consents are filed with the records of the meetings of Trustees. Such consent shall be treated for all purposes as a vote taken at a meeting of Trustees; provided however, this Section 10 does not apply to any action of the Trustees pursuant to the 1940 Act that requires the vote of the Trustees to be cast in person at a meeting.
Section 11. VACANCIES. If for any reason any or all the Trustees cease to be Trustees, such event shall not terminate the Company or affect these Bylaws or the powers of the remaining Trustees hereunder, if any. Subject to applicable requirements of the 1940 Act, except as may be provided by the Board in setting the terms of any class or series of preferred shares, (a) any vacancy on the Board may be filled only by a majority of the remaining Trustees, even if the remaining Trustees do not constitute a quorum, as defined in Section 6 of this Article III, and (b) any Trustee elected to fill a vacancy shall serve until a successor is elected and qualified.
Section 12. COMPENSATION. The Trustees shall have power to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal, underwriting, syndicating and brokerage services, as they in good faith may deem reasonable and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust.
Nothing herein contained shall be construed to preclude any Trustees from serving the Company in any other capacity and receiving compensation therefor.
Section 13. LOSS OF DEPOSITS. No Trustee shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or stock have been deposited.
Section 14. SURETY BONDS. Unless required by law, no Trustee shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.
Section 15. RELIANCE. Each Trustee, officer, employee and agent of the Company shall, in the performance of his duties with respect to the Company, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Company, upon an opinion of counsel or upon reports made to the Company by any of its officers or employees or by the advisers, accountants, appraisers or other experts or consultants selected by the Trustees or officers of the Company, regardless of whether such counsel or expert may also be a Trustee. Each Trustee, officer, employee and agent of the Company shall also otherwise be entitled to the benefit of Section 3806(k) of the Delaware Statutory Trust.
Section 16. CERTAIN RIGHTS OF TRUSTEES, OFFICERS, EMPLOYEES AND AGENTS. The Trustees shall have no responsibility to devote their full time to the affairs of the Company. Any Trustee, officer, employee or agent of the Company, in his personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to those of or relating to the Company, subject to the adoption of any policies relating to such interests and activities adopted by the Trustees and applicable law.
ARTICLE IV.
COMMITTEES
Section 1. NUMBER, TENURE AND QUALIFICATIONS. The Board may, by resolution passed by a majority of the whole Board, appoint from among its members an Audit Committee, a Governance Committee and an Independent Trustees (as such term is defined in the Declaration of Trust) Committee of the Board, and other committees the Board shall determine from time to time to be in the best interests of the Company and its shareholders, each of which shall be composed of one or more Trustees, who will serve at the pleasure of the Board.
Section 2. POWERS. The Board may delegate to committees appointed under Section 1 of this Article any of the powers of the Board, except as prohibited by law.
Section 3. MEETINGS. Each committee, if deemed advisable by the Board, shall have a written charter. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board. A majority of the members of a committee shall constitute a quorum for the transaction of business at any meeting of such committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two (2) members of the committee) may fix the time and place of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another Trustee to act in the place of such absent member. Each committee may fix rules of procedures for its business. Each committee shall keep minutes of its proceedings.
Section 4. VACANCIES. Subject to the provisions hereof, the Board shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee. Subject to the power of the Board, the members of the committee shall have the power to fill any vacancies on the committee.
ARTICLE V.
OFFICERS
Section 1. GENERAL PROVISIONS. The officers of the Company shall include a chief executive officer and/or a president, a secretary, a treasurer and/or chief financial officer and to the extent that Rule 38a-1 under the 1940 Act applies, a chief compliance officer and an anti-money laundering officer, and may include one or more vice presidents, a chief operating officer, a chief investment officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board may from time to time elect such other officers with such powers and duties as it shall deem necessary or desirable. The officers of the Company shall be elected annually by the Board at the first meeting of the Board following the annual meeting of shareholders and initially at the organizational meeting of the Company, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries, assistant treasurers or other officers. Each officer shall hold office until his or her successor is elected and qualifies or until death, resignation or removal in the manner hereinafter provided. Any two (2) or more offices except president and vice president may be held by the same person although any person holding more than one office in the company may not act in more than one capacity to execute, acknowledge or verify an instrument required by law to be executed, acknowledged or verified by more than one officer. In their discretion, the Trustees may leave unfilled any office except that of the chief executive officer, the president, the treasurer, the secretary and the chief compliance officer. Election of an officer or agent shall not of itself create contract rights between the Company and such officer or agent.

Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the Company may be removed, with or without cause, by a majority of the whole Board if in its judgment the best interests of the Company would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Company may resign at any time by giving written notice of his or her resignation to the Board, the chairman of the Board, the chief executive officer, the president or the secretary. Any resignation shall take effect immediately upon its receipt or, if the time when it shall become effective is specified therein, at such later time specified in the notice of resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Company. In addition, the termination or resignation of the chief compliance officer shall be effected in accordance with Rule 38a-1(4) under the 1940 Act.
Section 3. VACANCIES. A vacancy in any office may be filled by the Board for the balance of the term.
Section 4. CHIEF EXECUTIVE OFFICER. The Board may designate a chief executive officer from among its Board or elected officers. In the absence of such designation, the president shall be the chief executive officer of the Company. The chief executive officer shall have general responsibility for implementation of the policies of the Company, as determined by the Board, and for the management of the business and affairs of the Company. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Trustees or by these Bylaws to some other officer or agent of the Company or shall be required by law to be otherwise executed, and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board from time to time.
Section 5. CHIEF OPERATING OFFICER. The Board may designate a chief operating officer. The chief operating officer, under the direction of the chief executive officer, shall have the responsibilities and perform the duties incident to the office of chief operating officer, including general management authority and responsibility for the day-to- day implementation of the policies of the Company and such other responsibilities and duties prescribed by the Board or the chief executive officer from time to time.
Section 6. CHIEF INVESTMENT OFFICER. The Board may designate a chief investment officer. The chief investment officer shall have the responsibilities and duties incident to the office of chief investment officer and such other duties as may be prescribed by the Board, the chief executive officer or the president.
Section 7. CHIEF FINANCIAL OFFICER. The Board may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties incident to the office of chief financial officer and such other duties as may be prescribed as set forth by the Board, the chief executive officer or the president.
Section 8. CHIEF COMPLIANCE OFFICER; ANTI-MONEY LAUNDERING OFFICER. The Board shall designate a chief compliance officer to the extent required by, and consistent with the requirements of, the 1940 Act. The chief compliance officer, who shall also serve as the anti-money laundering officer and subject to the direction of, and reporting to, the Board, shall be responsible for the oversight of the Company’s compliance with the U.S. federal securities laws and other applicable regulatory requirements. The designation, compensation and removal of the chief compliance officer must be approved by the Board, including a majority of the Independent Trustees of the Company. The chief compliance officer shall perform such executive, supervisory and management functions and duties as may be assigned to him or her from time to time by the Board, the chief executive officer or the president.
Section 9. PRESIDENT. In the absence of a designation of a chief executive officer by the Board, the president shall be the chief executive officer. He or she may sign with the secretary or any other proper officer of the Company authorized by the Board, deeds, mortgages, bonds, contracts, or other instruments which the Board has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board or by these Bylaws to some other officer or agent of the Company, or shall be required by law to be otherwise signed or executed, and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board from time to time.
Section 10. VICE PRESIDENTS. In the absence of the chief executive officer, president, the chief operating officer, or in the event of a vacancy in all such offices, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the chief executive officer and the president; and

shall perform such other duties as from time to time may be assigned to such vice president by the chief executive officer, the chief operating officer, the president or by the Board. The Board may designate one or more vice presidents as executive vice president, senior vice president or as vice president for particular areas of responsibility.
Section 11. SECRETARY. The secretary shall: (a) keep the minutes of the proceedings of the shareholders, the Board and committees of the Board in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Company; (d) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (e) have general charge of the shares transfer books of the Company; and (f) in general perform such other duties as from time to time may be assigned by the chief executive officer, the president or by the Board.
Section 12. TREASURER. In the absence of a designation of a chief financial officer by the Board, the treasurer shall be the chief financial officer of the Company. In the absence of a designation of a treasurer by the Board, then the chief financial officer shall be responsible for the duties of the treasurer specified in this Section 12. The treasurer shall be responsible for: (a) the custody of the funds and securities of the Company; (b) the keeping of full and accurate accounts of receipts and disbursements in books belonging to the Company; and (c) the depositing of all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board.
The treasurer shall disburse the funds of the Company as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the president and Board, at the regular meetings of the Board or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Company. The treasurer shall, if required by the Board, give bonds for the faithful performance of his duties in such sums and with such surety or sureties as shall be satisfactory to the Board.
Section 13. ASSISTANT SECRETARIES AND ASSISTANT TREASURER. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the chief executive officer, the president or the Board. The assistant treasurers shall, if required by the Board, give bonds for the faithful performance of their duties in such sums and with such surety or sureties as shall be satisfactory to the Board.
ARTICLE VI.
CONTRACTS, LOANS, CHECKS AND DEPOSITS
Section 1. CONTRACTS. The Board may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Company and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Company when authorized or ratified by action of the Board and executed by an authorized person.
Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Company shall be signed by such officer or agent of the Company in such manner as shall from time to time be determined by the Board.
Section 3. DEPOSITS. All funds of the Company not otherwise employed shall be deposited from time to time to the credit of the Company in such banks, trust companies or other depositories as the Board may designate.
Section 4. NO EXCLUSIVE RIGHT TO SELL. The Company shall not grant any exclusive right to sell, or exclusive employment to sell, any assets of the Company.
Section 5. COMMINGLING OF ASSETS. The funds of the Company shall not be commingled with the funds of any other person and the Company funds will be protected from the claims of affiliated companies.
ARTICLE VII.
SHARES
Section 1. CERTIFICATES. The Company will not issue share certificates. A shareholder’s investment in the company will be recorded on the books of the Company. A shareholder wishing to transfer his or her Shares will be required to send a completed and executed form to the Company, such form to be provided upon a shareholder’s request.
Section 2. TRANSFERS. All transfers of shares shall be made on the books of the Company, by the holder of the shares, in person or by his or her attorney, in such manner as the Board of Trustees or any officer of the Company may prescribe.
The Company shall be entitled to treat the holder of record of any shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.
Notwithstanding the foregoing, transfers of shares of any class or series of shares will be subject in all respects to the Declaration of Trust of the Company and all of the terms and conditions contained therein.
Section 3. NOTICE OF ISSUANCE OR TRANSFER. Upon issuance or transfer of shares in the Company, the Company shall send the shareholder a written statement that reflects such investment or transfer containing such information, at a minimum, as required by law. The Company, alternatively, may furnish notice that a full statement of the information contained in the foregoing sentence will be provided to any shareholder upon request and without charge.
Section 4. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The Board may set, in advance, a record date for the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or determining shareholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of shareholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than ninety (90) days and, in the case of a meeting of shareholders, not less than ten (10) days, before the date on which the meeting or particular action requiring such determination of shareholders of record is to be held or taken.
In the context of fixing a record date, the Board may provide that the shares transfer books shall be closed for a stated period but not longer than twenty (20) days. If the shares transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days before the date of such meeting.
If no record date is fixed and the shares transfer books are not closed for the determination of shareholders, (a) the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day on which the notice of meeting is mailed or the thirtieth (30th) day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of shareholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the Trustees , declaring the dividend or allotment of rights, is adopted.
When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (ii) the meeting is adjourned to a date more than one hundred twenty (120) days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.
Section 5. SHARES LEDGER. The Company shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each shareholder and the number of shares of each class held by such shareholder.
Section 6. FRACTIONAL SHARES; ISSUANCE OF SHARES. The Board may issue fractional shares or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the Declaration of Trust or these Bylaws, the Board may issue units consisting of different securities of the Company. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Company, except that the Board may provide that for a specified period securities of the Company issued in such unit may be transferred on the books of the Company only in such unit.
ARTICLE VIII.

ACCOUNTING YEAR
The fiscal year of the Company shall end on December 31 of each fiscal year, and may thereafter be changed by duly adopted resolution of the Board from time to time.
ARTICLE IX.
DISTRIBUTIONS
Section 1. AUTHORIZATION. Dividends and other distributions upon the shares of the Company may be authorized by the Board, subject to the provisions of law and the Declaration of Trust of the Company. Dividends and other distributions may be paid in cash, property or shares of the Company, subject to the provisions of law and the Declaration of Trust.
Section 2. CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Company available for dividends or other distributions such sum or sums as the Board may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Company or for such other purpose as the Board shall determine to be in the best interest of the Company, and the Board may modify or abolish any such reserve.
ARTICLE X.
SEAL
Section 1. SEAL. The Board may authorize the adoption of a seal by the Company. The Board may authorize one or more duplicate seals and provide for the custody thereof.
Section 2. AFFIXING SEAL. Whenever the Company is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Company.
ARTICLE XI.
WAIVER OF NOTICE
Whenever any notice is required to be given pursuant to the Declaration of Trust of the Company or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.
ARTICLE XII.
INVESTMENT COMPANY ACT
If and to the extent that any provision of the DSTA, or any provision of the Declaration of Trust or these Bylaws conflicts with any provision of the 1940 Act, then the applicable provision of the 1940 Act shall control; provided, however, that such conflict shall not affect any of the remaining provisions of these Bylaws or the Declaration of Trust or render invalid or improper any action take or omitted prior to such determination.
ARTICLE XIII.
AMENDMENT OF BYLAWS
The Board or the vote of a majority of the votes cast by shareholders present in person or by proxy shall have the power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws not inconsistent with the Declaration of Trust. To the extent any provisions of the Bylaws conflict with the Declaration of Trust, the Declaration of Trust shall control.
Adopted: [●], 2025